As Filed with the Securities and
Exchange Commission on April 30, 1997


                      Registration Statement No. 2-32094
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

      Post-Effective Amendment No. 40                            X
                                    --                          -----
                                    and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

 Amendment No.__                                              _____
                       (Check appropriate box or boxes)

                        CG VARIABLE ANNUITY ACCOUNT II
                 Group Variable Annuities for Retirement Plans
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                          (Exact Name of Registrant)

               Connecticut General Life Insurance Company
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                              (Name of Depositor)

    900 Cottage Grove Road, Bloomfield, Connecticut                06002
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(Address of Depositor's Principal Executive Offices)              (Zip Code)

Depositor's Telephone Number, including Area Code:   860-726-5832

David C. Kopp, Assistant General Counsel
Connecticut General Life Insurance Company
900 Cottage Grove Road, Bloomfield, CT 06002
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(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous
                                               --------------------
It is proposed that this filing will become effective (check appropriate space)

      immediate upon filing pursuant to paragraph (b) of Rule 486
    ---

    x on April 30, 1997 pursuant to paragraph (b) of Rule 486
    ---

      60 days after filing pursuant to paragraph (a) of Rule 486
    ---

      on (date) pursuant to paragraph (a) of Rule 486
    ---

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on February 28, 1997.

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CG Variable Annuity Account II (VAA-II)
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Group Variable Annuities for Retirement Plans

Offered by:

Connecticut General Life Insurance Company ("CG Life")
Hartford Connecticut 06152
(860) 726-6000

  This prospectus contains information about the Group Variable Annuities for Retirement Plans ("the Contract") offered by CG Life. The Contract may be issued in connection with retirement annuity plans adopted by a Participant's employer.

  This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing. Additional information about the Contract and VAA-II contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information is available upon request and without charge by writing to Connecticut General Life Insurance Company, LDS-M92, P.O. Box 2975, Hartford, CT 06104 or by calling (860) 725-2175. The Statement of Additional Information has the same date as the date of this prospectus, and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on page 20 of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND. THIS PROSPECTUS AND THE PROSPECTUS OF CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND SHOULD BE RETAINED FOR FUTURE REFERENCE.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS APRIL 30,1997


                          TABLE OF CONTENTS

ITEMS                                                           PAGE
Definitions.....................................................   3
Synopsis........................................................   4
Financial Information...........................................   6
Description of the Insurance Company,
CG Variable Annuity Account II, and CIGNA Variable Products
 S&P 500 Index Fund.............................................   7
Deductions and Expenses.........................................   8
General Description of The Group Variable Annuity Contract......  11
The Annuity Period..............................................  13
Death Benefits..................................................  14
Purchases and Contract Values...................................  15
Redemptions.....................................................  16
Federal Tax Status..............................................  17
Legal Proceedings...............................................  19
Table of Contents of the Statement of
 Additional Information.........................................  20


              The Contract is not available in all states.



NO PERSON IS AUTHORIZED BY CG LIFE TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACT OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

DEFINITIONS

Accumulation Account: An account established under a Contract to which Net Annual Payments are credited on behalf of a Participant.

Accumulation Unit: A unit of measurement used to determine the value of a Participant's Accumulation Account before Annuity Payments begin.

Annuitant: Any natural person designated under a Contract as the measuring life for annuity payout options involving life contingencies and normally the recipient of Annuity Payments.

Annuity Payment:  Periodic payments made to an Annuitant pursuant to a Contract.

Annuity Payment Date: The date Annuity Payments begin under a Contract and the same day of each month thereafter.

Annuity Unit: A unit of measurement used to determine the amount of the Annuity Payments.

Contract:  The Group Variable Annuities Contract for Retirement Plans.

Contractholder: The entity (or person) to which a Contract will be issued, normally an employer of Participants or an organization representing employers or Participants.

Fund: CIGNA Variable Products S&P 500 Index Fund, a series of shares of CIGNA Variable Products Group, a Massachusetts business trust, registered under the Investment Company Act of 1940 as a diversified, open-end management company, or shares of another registered open-end investment company substituted therefor.

Fund Shares:  Shares of the Fund.

Net Annual Payment: The amount of payments made annually on behalf of a Participant less the sales charge and maximum annual administration charge.

Participant: An employee for whom payments have been or are being made under the Contract pursuant to the Plan and any individual for whom an annuity has not yet been effected under a Contract.

Plan: A retirement plan under which benefits are to be provided pursuant to a Contract described herein.

Purchase Payment: The dollar amount paid to CG Life by or on behalf of a Contractholder. "The net Purchase Payment" is the Purchase Payment reduced by a sales charge and any applicable state premium taxes.

Separate Account: The separate account [CG Variable Annuity Account II ("VAA-II")] established by CG Life under Connecticut law to receive payments under the Contract offered by this Prospectus.

Valuation Date: Each day as of which the Accumulation Unit value and Annuity Unit value are determined.

Valuation Period: Each business day the New York Stock Exchange is open for trading or any other day on which there is a sufficient degree of trading in the portfolio securities of the Separate Account to materially affect the Accumulation Unit value and the Annuity Unit value.

Variable Annuity: A series of periodic payments, the amount of which will increase or decrease to reflect the investment experience of VAA-II.

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

SYNOPSIS

EXPENSE TABLE

The following Expense Table lists the transaction expenses and the approximate annual expenses related to the investment in the separate account and CIGNA Variable Products S&P 500 Index Fund. Below the Expense Table are Examples which assuming a 5% rate of return, over the stated investment periods.


CONTRACTOWNER TRANSACTION EXPENSES                         Less Than 50 Participants       5O or More Participants
Sales Load Imposed on Purchases (maximum)
(as a percentage of purchase payments)                                  15%                              15%
Deferred Sales Load (as a percentage of
purchase payments or amount surrendered)                                 0%                               0%
Maximum Surrender Fees                                             $ 20.00                          $ 20.00
Maximum Exchange Fee                                                     0%                               0%

MAXIMUM ANNUAL ADMINISTRATIVE EXPENSE                              $ 20.00                          $ 20.00
                                                                   -------                          -------
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality Risk Fees                                                    .40%                             .20%
Expense Fees                                                           .10%                             .05%
Total Separate Account Annual Expenses                                 .50%                             .25%

FUND ANNUAL EXPENSES*
(as a percentage of fund average net assets)
Management Fees (maximum)                                                                                .35%
Other Expenses (maximum)                                                                                 .19%
Total Fund Annual Expenses (maximum)                                                                     .54%

EXAMPLES                                                           1 Year        3 Years     5 Years     10 Years
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return on as
sets, and you surrender or annuitize your contract
at the end of the applicable period, provided:

(1) the contract had 50 or more participants:                      $177.11       $191.60      $206.48      $245.61

(2) the contract had less than 50 participants:                    $179.23       $198.17      $217.84      $270.59

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on as sets, and you do not surrender your contract at the end of the applicable period, provided:

(1) the contract had 50 or more participants:                      $157.11       $171.60      $186.48      $225.61

(2) the contract had less than 50 participants:                    $159.23       $178.17      $197.84      $250.59

The purpose of the Expense Table is to assist the Contractholder in understanding the costs and expenses that a contractholder will bear directly or indirectly. See the section entitled "Deductions and Expenses" for further specific information regarding expenses. For the purposes of the Examples, assume reinvestment of all dividends and distributions. The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


*The Fund annual expenses do not flow through directly to the contractholder; amounts credited are net of these expenses.

The Group Variable Annuities for Retirement Plans are designed for use in connection with retirement annuity plans adopted by a Participant's employer. The minimum annual payment for each Participant is $120 and the maximum annual payment is as provided in the Plan. A sales charge is deducted from each payment made on behalf of a Participant and an administration charge is deducted annually on December 1 from a Participant's Accumulation Account.

The following is a synopsis of certain features of the Contract, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

 .  Expense Table, page 4.

 . The objective of the Contract, which may or may not be realized, is to accumulate Accumulation Units sufficient to provide the Annuitant with a Variable Annuity which will furnish relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. See "General Description of The Group Variable Annuity Contract," page 11.

 . The Contract provides that, in the event of death of the Annuitant before Annuity Payments begin, CG Life will pay death proceeds to a named beneficiary. See "Death Benefits," page 14.

 . The Contract provides that a Participant may surrender (redeem) his value in the Contract in whole or in part for cash before the annuity commencement date (unless restricted by the retirement Plan) subject to a sales charge.
   In no event will this sales charge exceed 15%. See "Redemptions" page 16 and "Sales Charge," page 9.

 . An additional income tax may be assessed under the Internal Revenue Code in the event of certain early withdrawals. See "Federal Tax Status," page 17.

 . The Contract provides that the annuity rates and Contract charges generally may not be changed adversely to a Contractholder for the duration of the Contract. See "Changes in the Contract," page 12.

 . The Contract provides for transfer of Contract values among other group annuity contracts issued by CG Life. See "Redemptions" page 16.

 . The Contract includes a limited right of cancellation. See "Redemptions" page 16.

The objective of the Contract, which may or may not be realized, is to accumulate Accumulation Units sufficient to provide the Annuitant with a Variable Annuity which will furnish relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. CG Life seeks to accomplish this objective by investing net payments made under the Contract in shares of the Fund. There is no assurance that this objective will be attained. Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the values of securities have declined while the cost-of-living was rising. The values under the Contract, both before and after the commencement of Annuity Payments, will increase or decrease to reflect the current value of such equity securities. Thus the investment risk under a Contract is borne by the Contractholder and Participant.

All net payments received on behalf of a Participant under a Contract are credited to VAA-II, a Separate Account established by CG Life under the laws of the State of Connecticut and registered on June 3, 1968 as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). Such registration does not involve supervision of the investments or investment policies of VAA-II. Amounts credited to VAA-II are used to purchase shares of the Fund at the net asset value of such shares. The Fund is treated as a diversified, open-end investment company under the 1940 Act. The principal objective of the Fund is long-term growth of capital and it is intended that the assets of the Fund will consist principally of a portfolio of common stocks. The Fund will seek to fulfill this objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index. The value of the investments held in the Fund will fluctuate daily and is subject to market risk - i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Additional information concerning the Fund, including information as to expenses paid by the Fund, is given in the Fund prospectus which accompanies and should be read with this prospectus.

THIS PROSPECTUS AND THE PROSPECTUS OF THE FUND SHOULD BE RETAINED FOR FUTURE REFERENCE.

FINANCIAL INFORMATION

1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout each period):

   The following information should be read in conjunction with the financial statements of VAA-II which is included in the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.

CG VARIABLE ANNUITY ACCOUNT II


                                              SCHEDULE OF SELECTED PER-UNIT DATA
                                                                        DECEMBER 31,
                                         -------------------------------------------------------------------------------------------
Group Contracts:                           1996     1995     1994      1993     1992     1991     1990      1989     1988     1987

 Net asset value:
 Beginning of year                       $108.072  $79.187  $78.857   $76.776  $74.305  $54.193  $56.570   $43.939  $39.925  $38.524


 End of year                              132.033  108.072   79.187    78.857   76.776   74.305   54.193    56.570   43.939   39.925

                                         --------  -------  -------   -------  -------  -------  -------   -------  -------  -------

  Net increase (decrease) in net
  asset value resulting from
  operations:                            $ 23.961  $28.885  $ 0.330   $ 2.081  $ 2.471  $20.112  $(2.377)  $12.631  $ 4.014  $ 1.401

                                         ========  =======  =======   =======  =======  =======  =======   =======  =======  =======

 Accumulation units outstanding:
 End of year                                6,185    6,864    6,819     6,987    8,563    8,692    8,926     8,766   11,286   11,759

                                         ========  =======  =======   =======  =======  =======  =======   =======  =======  =======

Individual contracts:

 Variable annuity contracts:
 Net asset value:
 Beginning of year                       $ 94.390  $69.507  $69.564   $68.068  $66.208  $48.529  $50.915   $39.747  $36.299  $35.202

 End of year                              114.738   94.390   69.507    69.564   68.068   66.208   48.529    50.915   39.747   36.299

                                         --------  -------  -------   -------  -------  -------  -------   -------  -------  -------

  Net increase (decrease) in net
  asset value resulting from
  operations                             $ 20.348  $24.883  $(0.057)  $ 1.496  $ 1.860  $17.679  $(2.386)  $11.168  $ 3.448  $ 1.097

                                         ========  =======  =======   =======  =======  =======  =======   =======  =======  =======


 Accumulation units outstanding:
 End of year                                8,484    8,566    8,823    11,050   11,433   12,288   15,540    21,582   24,876   37,441

                                         ========  =======  =======   =======  =======  =======  =======   =======  =======  =======

 Flexible annuity contracts:
 Net asset value:
 Beginning of year                       $ 89.312  $65.997  $66.282   $65.084  $63.528  $46.728  $49.195   $38.533  $35.308  $34.357


 End of year                              108.183   89.312   65.997    66.282   65.084   63.528   48.728    49.195   38.533   35.308

                                         --------  -------  -------   -------  -------  -------  -------   -------  -------  -------


  Net increase (decrease) in net
  asset value resulting from
  operations                             $ 18.871  $23.315  $(0.285)  $ 1.198  $ 1.556  $16.800  $(2.467)   10.662  $ 3.225  $ 0.951

                                         ========  =======  =======   =======  =======  =======  =======   =======  =======  =======


 Accumulation units outstanding
 End of year                               22,410   26,647   27,762    30,391   33,228   35,732   46,807    51,040   69,617   76,685

                                         ========  =======  =======   =======  =======  =======  =======   =======  =======  =======

2. Financial Statements: The financial statements of VAA-II and CG Life are included in the Statement of Additional Information.

                  DESCRIPTION OF THE INSURANCE COMPANY,
                  CG VARIABLE ANNUITY ACCOUNT II AND
               CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND

THE INSURANCE COMPANY
CG Life is a stock life insurance company specially chartered by the State of Connecticut on June 22, 1865. It is licensed to write life insurance, annuities, and accident and health insurance in all fifty states, the District of Columbia, Puerto Rico, Taiwan and certain Canadian provinces. Its Home Office is located at 900 Cottage Grove Road, Bloomfield, Connecticut and its mailing address is Hartford, Connecticut 06152. Effective May 13, 1991, administrative processing of retirement plan accounts invested in CG Variable Annuity Account II is conducted by CIGNA's Annuity Service Center, P.O. Box 13146, Kansas City, MO, 64199-3146.

CG Life is a wholly owned subsidiary of Connecticut General Corporation ("CGC"); CGC is a wholly owned subsidiary of CIGNA Holdings, Inc. which in turn is a wholly owned subsidiary of CIGNA Corporation, an insurance and financial services holding company organized to effect the combination of CGC and INA Corporation,(Insurance Company of North America), which became effective March 30, 1982.

CG VARIABLE ANNUITY ACCOUNT II("VAA-II")
VAA-II was established on March 12, 1968 pursuant to resolutions of the Board of Directors of CG Life. Under Connecticut insurance law the income, gains or losses of VAA-II are credited to or charged against the assets of VAA-II without regard to the other income, gains or losses of CG Life. These assets are held with relation to the Contract and such other contracts as may be issued by CG Life and designated by it as participating in VAA-II. Although the assets maintained in VAA-II will not be charged with any liabilities arising out of any other business conducted by CG Life, all obligations arising under the Contract, including the promise to make Annuity Payments, are general corporate obligations of CG Life. Accordingly, all of CG Life's assets are available to meet its obligations and expenses under the contracts participating in VAA-II.

Any and all distributions made by the Fund with respect to shares held by VAA-II will be reinvested in additional shares, at net asset value. Deductions and redemptions from VAA-II will, in effect, be made by redeeming Fund Shares at their then net asset value. The Fund Shares held in VAA-II are in the custody of State Street Bank and Trust Company, Boston, Massachusetts, which is acting as custodian pursuant to an Agreement of Custodianship (see "The Custodian").

THE FUND
The Fund is a separate series of shares of CIGNA Variable Products Group (the "Trust"), a Massachusetts business trust established by a Master Trust Agreement dated February 4, 1988 and registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund operates as a diversified, open-end management investment company and is treated as a regulated investment management company for Federal income tax purposes. Its sole purpose is to serve as the funding vehicle for the investment of monies paid by holders of variable annuities issued by CG Life. CIGNA Corporation is the sponsor of the Trust.

Shares are offered only to Eligible Purchasers (see "Eligible Purchasers" CIGNA Variable Products S&P 500 Index Fund Prospectus). Shares of the Fund are sold to VAA-II at net asset value without the imposition of a sales load, sales charge or selling commission.

The prospectus of the Fund, which accompanies this Prospectus, contains a more complete description of its investment objectives. In considering the purchase of the Contract offered in this prospectus, you should read the Fund's prospectus carefully. Additional copies of the prospectus of the Fund may be obtained by writing to CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, Connecticut 06002.

VOTING RIGHTS
The Custodian of VAA-II shall vote Fund Shares held in VAA-II at regular and special meetings of shareholders of the Fund, but will follow voting instructions received from persons having the voting interest in such Fund Shares as determined by the Contract.

The number of Fund Shares as to which a person has the voting interest will be determined as of a date to be chosen by the Trust which will be not more than ninety days prior to the meeting of the Fund shareholders, and voting instructions will be solicited by written communication at least ten days prior to such meeting.

During the accumulation period, the Participant is the person having the voting interest in the Fund Shares attributable to his Accumulation Account. The number of Fund Shares held in VAA-II which are attributable to each Accumulation Account is determined by dividing the Accumulation Account value by the net asset value of one Fund Share.

During the annuity period, the person then entitled to Annuity Payments has the voting interest in the Fund Shares attributable to such Variable Annuity. The number of Fund Shares held in VAA-II which are attributable to each Variable Annuity is determined by dividing the reserve for such Variable Annuity by the net asset value of one Fund Share. The reserves for the Variable Annuity used to determine the Fund Shares will decrease over the period of time that the annuity is paid.

Fund Shares held in VAA-II as to which no timely instructions are received will be voted in proportion to the instructions which are received under the Contract and such other contracts, whether group or individual, providing benefits on a variable basis as may be designated by CG Life as participating in VAA-II.

All Fund proxy material will be mailed to the last known address of each person having voting interest in Fund Shares together with an appropriate form which may be used to give voting instructions to the Custodian. The Custodian of the Fund is State Street Bank and Trust Company, P.0. Box 2351, Boston, Massachusetts 02107.

If CG Life determines pursuant to applicable law that Fund Shares held in VAA-II need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then CG Life may vote Fund Shares held in VAA-II in its own right. However, until the applicable law is changed, the voting rights will remain as described in this Prospectus.

DEDUCTIONS AND EXPENSES

A. Contract Charges:
The following deductions are made under the Contract:

    Administrative Expense: Administrative and recordkeeping expenses applicable to the Contract include such items as salaries, rent, postage, telephone, office equipment and legal and audit fees and expenses of the Separate Account. As compensation for these expenses, CG Life deducts and retains for its account an expense charge from the Contract value on each December 1, and on the date an Accumulation Account is canceled in order to effect an annuity, or as a result of a complete redemption, or in the event of all transfers except transfers to the Participant's account in an associated fixed-dollar contract which is not described in this Prospectus (see "Redemptions"). The charge is effected by canceling the number of Accumulation Units equal in value to the charge.

    The amount of this expense charge is set forth in each Contract and is based upon CG Life's appraisal of the cost involved in administering the Contract. If the Participant is enrolled under an associated fixed-dollar contract as well as the Contract, the combined expense charge under both contracts will not exceed $20 annually and will be equitably allocated between the two contracts in a manner determined by CG Life. If the Participant is enrolled only under a Contract the expense charge will not exceed $20 annually and will normally be somewhat lower. If during any 12-month period immediately preceding a December 1 no payments have been made on behalf of a Participant and no redemption or transfer payments have been made, the expense charge on such December 1 will in no event exceed $5 annually. No expense charge will be made on the date an Accumulation Account is canceled if such cancellation occurs on or prior to the first Valuation Date which follows a December 1 or occurs as a result of a transfer to the Participant's account in an associated contract (see "Redemptions"). Similarly, no expense charge will be made on the first December 1 following the date payments are first made on behalf of a Participant if the aggregate amount of such payments under a Contract and the associated contract is less than $100.

    CG Life may not make any unilateral change in the Contract prior to the fifth anniversary of the effective date thereof, except any change may be made that is required in order to make the Contract conform with any law or regulation issued by any governmental agency to which CG Life is subject. After such fifth anniversary, CG Life may change the sales charge, the expense charge and the mortality charge, and the annuity purchase rates. Since the charge is designed only to reimburse CG Life for its actual administration expense, CG Life does not expect to recover from this charge or any modification thereof any amount above its accumulated expenses in administering this Contract. Any such charges will not adversely affect Accumulation Units or Annuity Units credited. Commencing in 1991, payments to CG Life are made through the General Account. In prior years, payments were made through VAA-II.

 . Premium Taxes: At the time any payment is subject to premium taxes, the amount thereof will be deducted from the Accumulation Account. Premium taxes (which presently range from 1.00% to 3.00%) are charged by various jurisdictions but in many jurisdictions no premium tax is currently charged with respect to annuities such as those effected under the Contract.

 . Sales Charge: From each payment made on behalf of a Participant, CG Life will deduct a sales charge to cover servicing costs. The amount of this charge will be determined in accordance with the following schedule. In no event will this sales charge exceed 15%.

                                      Percentage of Aggregate Payment
            Payments Received During               To Be Deducted
         ------------------------------    --------------------------------
          1st year Participant is
           enrolled under Plan                          15%
          Subsequent years                               5%

The balance of the payments will be credited, in the form of Accumulation Units, to the Participant's Accumulation Account in VAA-II.

The effect of these deductions is illustrated in the following table:


                                                                          Total Charge as a
         $10 Monthly    Total     Sales         Sales Charge as a         Percentage of Aggregate
          Payments      Payments  Charge   Percentage of Total Payments   Net Annual Payments*
---------------------------------------------------------------------------------------------------
           1 year        $   120  $ 18.00             15.00%                      25.00%
           6 years           720    48.00              6.67                       13.21
          12 years         1,440    84.00              5.83                       12.15
        $100 Monthly
         Payments
---------------------------------------------------------------------------------------------------
          1 year         $ 1,200  $180.00             15.00%                      20.00%
          6 years          7,200   480.00              6.67                        9.09
          12 years        14,400   840.00              5.83                        8.11

*The aggregate Net Annual Payments are equal to total payments less the sales charge and the maximum annual administration charge.

During the first year an employer's Plan is in effect, an employer may make, in addition to periodic payments on behalf of Participants, a single payment on behalf of such Participants, resulting from the transfer of funds to the Contract from a pre-existing plan or from payments for past service credits on behalf of eligible Participants. A sales charge is deducted from such single payment as follows:


                                                   Percentage of     Sales Charge as a Percentage
  Amount of Payment                                  Deduction        of the Net Amount Invested
------------------------------------------------------------------------------------------------------
    $      2,000  but less than     $ 50,000           5.00%                    5.26%
          50,000  but less than      100,000           4.00                     4.17
         100,000  but less than      250,000           3.00                     3.09
         250,000  but less than      500,000           2.00                     2.04
         500,000  but less than    1,000,000           1.50                     1.52
       1,000,000  and over                             1.00                     1.01

*Assuming the payment to be the minimum shown in each bracket in the column entitled "Amount of Payment."

This table assumes no applicable state premium taxes and also assumes no change in the sales or administration charge. CG Life reserves the right after the first five years to raise the charges with respect to future payments, in which event the figures shown above would not be applicable.

CG life assumes the risk that the sales charge may be insufficient to cover the actual servicing costs associated with the Contract.

 . Mortality and Expense Deduction: While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual sales and administration expenses over the expense deductions provided for in the Contract. CG Life (i) assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Annuitant lives longer than expected, and (ii) assumes the risk that the sales charge and administration charge may be insufficient to cover the actual costs of these items.

    For assuming these mortality risks and expense charges CG Life, in determining the Accumulation Unit Value and Annuity Unit Value, makes a deduction at the end of each Valuation Period from the then current market value of each Participant and Annuitant. The amount of this deduction for each Valuation Period is the rate for the number of calendar days in such period which is equivalent to an annual rate of 0.25% (0.20% for mortality risks and 0.05% for expense charge) under a Contract having 50 or more Participants on whose behalf payments are being made, or which is equivalent to an annual rate of 0.50% (0.40% for mortality risks and 0.10% for expense charge) under a Contract having less than 50 Participants on whose behalf payments are being made.

    If, under a Contract having an effective mortality and expense charge of 0.25% annually, the number of Participants for whom payments are being made falls below 50 for a period of 24 consecutive months commencing on December 1, the effective rate of such charge may be increased to 0.50% annually at the expiration of such period. If on any December 1 under a Contract having an effective annual mortality and expense charge of annually 0.50% the number of Participants for whom payments are made is 50 or more, such charge will be reduced to 0.25% on such December 1.

    Any such change in the mortality and expense charge under the Contract, will not apply in determining Annuity Unit Values applicable to Variable Annuities effected prior to the date of such change. After the fifth anniversary of the effective date of the Contract, CG Life may change the mortality and expense charges (see "Changes in the Contract").

    The Contract is nonparticipating and does not share in the surplus of CG Life. However, the Contract provides for experience rating, under which the actual costs each year are compared with the sales charges and expense charges made during the year. If such costs exceed actual costs, CG Life may allocate all or a portion of the excess as an experience rating credit, but is not obligated to do so. Application of any credit will be made within the Contract year immediately following the period with respect to which the credit was declared in one of three ways: (a) by a reduction in either the sales charge or the annual administration charge, or both, or
    (b) by the crediting, without deduction for the sales charge, of a number of additional Accumulation Units or Annuity Units, as applicable, equal in value to the amount of the credit less any applicable premium taxes or (c) as a credit to be applied against future payments to be made by the employer.

B. Expenses and Related Information:
The Contract will be sold primarily by persons who are licensed insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who will be similarly authorized to sell variable annuities. In addition, these persons will, for the most part, be registered representatives of CIGNA Financial Advisors, Inc., ("CFA"), Hartford, Connecticut, which is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. CFA is organized under the laws of Connecticut and is a wholly owned subsidiary of CGC, which is wholly owned by CIGNA Holdings, Inc. which in turn is a wholly owned subsidiary of CIGNA Corporation. The Contract may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts.

In connection with the distribution of the Contracts, CG Life pays servicing fees to certain broker/dealers who agree to provide ongoing Contractholder administrative services. The charges for this service are assessed under the Contract and are included in the sales charge.

The expenses of the Contract consist of the mortality and expense deduction described under "Contract Charges," above. As a percentage of average net assets, this expense is a maximum of .9% on an annual basis.

The prospectus of the Fund describes the expenses and fees which are paid out of the assets of the portfolio used to fund the Contract. For a discussion of such expenses and fees, please refer to the Fund's prospectus.

GENERAL DESCRIPTION OF THE GROUP VARIABLE ANNUITY CONTRACT

Description of Contract Rights: The Contract will normally be issued to an employer or an organization representing employers or Participants. Such entity is the Contractholder. CG Life will also issue a certificate to each Participant at the time his first Annuity Payment becomes payable, or earlier, if required by applicable law. The certificate will describe the benefits to which the Participant is entitled under the Contract. The Contract provides certain rights during the Accumulation Period, the Annuity Period and upon death of the Participant or Annuitant:

 a. Accumulation Period: During the Accumulation Period, the Participant has the right to:

     .  change the beneficiary for death proceeds;
     .  redeem all or part of his Accumulation Account;
     .  change the annuity payout option;
     .  change the death benefit payout option;
     . transfer Contract values to/from an associated fixed-dollar contract issued by CG Life;
     .  instruct CG Life as to voting of Fund Shares;
     .  change the date Annuity Payments commence;
     .  change the payee to receive Annuity Payments.

 b. Annuity Period:  During the Annuity Period, the Annuitant has the right to:

     . change the payee to receive Annuity Payments, during the lifetime of Annuitant;
     . change the beneficiary under any annuity payout option which provides for a death benefit upon death of the Annuitant: change may be made only during the lifetime of the Annuitant;
     .  instruct CG Life as to voting of Fund Shares.

 c. Death Benefits -- Accumulation Period:

    In the event death benefit proceeds become payable during the Accumulation Period, the beneficiary designated by the Participant is entitled to payment of such proceeds. If no designated beneficiary survives the Participant or no other designation is provided, the surviving spouse will be the beneficiary, if living; otherwise death benefit proceeds will be paid in equal shares to the surviving children of the Participant; or in the event there are no such children to the executor or administrator of the estate.

    If no annuity payout option has been selected by the Participant for death benefit proceeds, and if CG Life has not previously made a lump sum payment, the beneficiary may choose an annuity payout option for receipt of such proceeds.

 d. Death Benefits - Annuity Period:
    If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the designated beneficiary. However, if Annuity Payments are being paid to the beneficiary as a death benefit, and such beneficiary dies, the beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

Limitation on Contract Rights: The Contract is issued pursuant to a non-tax qualified retirement plan or trust. Such plan or trust may limit the exercise by Participants in the plan or trust of certain rights granted by the Contract. For example, although the Contract permits redemption of all or part of their value prior to the time Annuity Payments begin, the Plan or trust may not permit the Participant to exercise such right. Also, the Contract provides for minimum annual payments on behalf of Participants and payments may not exceed amounts as provided in the Plan. The provisions of the Plan or trust instrument should be referred to in connection with the Contract.

Transfers Between Group Variable Annuity Contracts: The Participant or a beneficiary for whom an Accumulation Account is maintained may elect to transfer all or a portion of his Contract value to an associated fixed-dollar contract issued by CG Life. The frequency of such transfers may be limited by the terms of the retirement Plan.

No transfer between contracts is permitted: (1) if prohibited by state law, or
(2) if prohibited by the Plan.

The number of Accumulation Units credited in the newly elected associated fixed-dollar contract will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in such newly elected contract.

Participants and beneficiaries who contemplate making a transfer should first carefully consider their annuity objectives and the investment objectives of Fund Shares. Frequent transfers may be inconsistent with the long-term objectives of the Contracts.

Changes in the Contract: The terms of the Contract may be changed from time to time by agreement between CG Life and the Contractholder. Any such change will not, however, adversely affect Accumulation Units or Annuity Units credited to a Participant prior to any such change unless the Participant consents thereto.

CG Life may not make any unilateral change in the Contract prior to the fifth anniversary of the effective date thereof, except any change may be made that is required in order to make the Contract conform with any law or regulation issued by any governmental agency to which CG Life is subject. After such fifth anniversary, CG Life may change the sales charge, the annual administration charge, the mortality and expense charge, and the annuity purchase rates. Since the administration charge is designed only to reimburse CG Life for its actual administration expenses, CG Life does not expect to recover from this charge or any modification thereof any amount above its accumulated expenses in administering this Contract. Any such changes will not adversely affect Accumulation Units or Annuity Units credited before the effective date of such changes. Such changes shall become effective 9O days after notice thereof has been given to the Contractholder. Notice of such changes shall also be given to each Participant.

Substituted Securities; Change in Operations: If shares of the Fund should not be available or, if in the judgment of CG Life, investment in shares of the Fund is no longer appropriate in view of the purposes of VAA-II, shares of another registered, open-end investment company may be substituted for Fund Shares held in VAA-II or net payments received after a date specified by CG Life may be applied to the purchase of shares of another registered, open-end investment company in lieu of Fund Shares. In either event, approval Of the Securities and Exchange Commission as well as approval by the vote of a majority of the votes to be cast by persons having a voting interest in VAA-II shall be obtained.

CG Life may also sell other forms of variable annuity contracts from time to time, such as flexible payment individual contracts.

CG Life reserves the right to amend the Contract to meet the requirements of the 1940 Act, or other applicable federal or state laws or regulations.

Contractholder Inquiries: The Contractholder of a Contract should direct all inquiries to: CIGNA, c/o Annuity Service Center, P.O. Box 13146, Kansas City, MO 64199-3146.

Reports: CG Life will send to each Participant and to each beneficiary for whom an Accumulation Account is maintained at least once during each year after the first year a statement showing the number of Accumulation Units credited to such Participant or beneficiary and the Accumulation Unit value. In addition, each person having voting rights in VAA-II (see "Voting Rights") will receive such reports or prospectuses covering VAA-II and the Fund as may be required by the 1940 Act.

THE ANNUITY PERIOD

Annuity Payments: The level of Annuity Payments is based on (i) the table specified in the Contract which reflect the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund Shares. The amount of Annuity Payments, will not be affected by adverse mortality experience or any increase in the expenses of CG Life in excess of the charges made under the Contract. If CG Life is required to withhold certain amounts from Annuity Payments, in compliance with Federal or State law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

Annuity Commencement Date: Annuity Payments will begin on the first day of the calendar month selected by the Participant. The selection of an annuity commencement date may be affected by the terms of the Plan or trust under which a Contract is issued. If no notice has been received by CG Life at its Annuity Service Center by the Annuity Payment Date preceding the 75th birthday of a Participant, a Variable Life Annuity with Monthly Payments Certain for 120 and 180 Months will be effected for such Participant on the following Annuity Payment Date.

Annuity Payout Options: The Participant may elect to have Annuity Payments made under any one of the annuity payout options described below. In addition, the payout options may be selected for payment of the death proceeds during the Accumulation Period or upon the death of the Annuitant. A change of option is permitted if made at least 30 days before the Annuity payments are to commence. In the absence of an election, Annuity Payments will be made in accordance with Option 1 below. Annuity Payments will be paid monthly except that (i) if the value of the Participant's account available for the purchase of a retirement annuity is at least $3,500, CG Life may pay, in lieu of a Variable Annuity, an amount in cash equal to the Accumulation Account Value less the expense charge;
(ii) if after the Annuity Payments have commenced, the amount of the monthly payments should fall below $10.00, CG Life reserves the right to change the frequency of payments to intervals that will result in payments of at least $10.00.

Once Annuity Payments have commenced, the Annuitant cannot surrender his Variable Annuity for a cash payment.

Option I - Variable Life Annuity With Monthly Payments Certain for 120 or 180
Months: A Variable Annuity which provides monthly payments to the Annuitant during his lifetime, and further provides that if, at the death of the Annuitant, monthly payments have been made for less than the period certain, which may be 120 or 180 months as elected by the Annuitant Annuity Payments will be continued during the remainder of such period to the designated beneficiary. However, if the Participant is married and his beneficiary is not his spouse, his spouse must consent to the beneficiary designation in a written statement which is notarized by a Notary Public.

Option 2 - Contingent Annuitant Variable Annuity: A Variable Annuity which provides monthly payments to the Annuitant during his lifetime and further provides that upon his death the monthly payment which would have been payable to him had he survived will be paid in the same amount (or 66-2/3% or 50% thereof, if so elected by the Annuitant) and paid to any person designated by him as his contingent annuitant during the latter's further lifetime. If the contingent annuitant dies before the Annuitant, no more benefits will be paid. For contingent annuitants other than the spouse of the Annuitant, this option shall be available only if a valid waiver by Participant and consent of spouse has been obtained by the Contractholder.

Other forms of variable annuities, not in conflict with this prospectus or the Contract, in addition to those described herein may be effected with the consent of CG Life. However, any form of Variable Annuity is limited by the terms of the Plan and the applicable provisions of the Code.

Determination of Monthly Annuity Payments: A description of the method for determining the first and subsequent Annuity Payments is included in the Statement of Additional Information. Each Contract contains tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an "assumed investment return," which is the annual rate of return, expressed as a percentage, that the Contract assumes assets invested in the underlying Fund will achieve each year. This assumed investment return is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) equals the assumed investment return and remains constant the Annuity Payments will remain constant. If the actual net investment rate exceeds the assumed investment return, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return, Annuity Payments will decrease.

The selection of the assumed investment return is made by the Contractholder from a range made available by CG Life, and is used to determine the purchase rates for all annuities effected under the Contract. Assumed investment returns of from 3% to 5% are normally available.

The assumed investment return may be changed, by amendment of the Contract, with respect to annuities effected on or after the date of change.

DEATH BENEFITS

Accumulation Period: If the Participant dies during the accumulation period, the designated beneficiary may, unless otherwise provided by the deceased Participant or deceased beneficiary, elect any one, or a combination of the options described below. Any such election by a beneficiary will be effective on the later of the date received or the date due proof of death of the deceased Participant or the deceased beneficiary is received by CG Life at its Annuity Service Center.

Option A - to receive a cash payment equal in amount to the Accumulation Account value for the Valuation Period during which the election becomes effective, less the annual administrative charge.

Option B - to have the Accumulation Account value applied to effect a Variable Annuity for the beneficiary subject to the following: the Accumulation Account value, or portion thereof which is to be applied to effect an annuity must be at least $3,500, the beneficiary must be a natural person; the Annuity Payments may not extend over a period exceeding the life expectancy of the beneficiary and the initial Annuity Payment must amount to at least $10.00.

Option C - to have the Accumulation Account value transferred to an associated fixed-dollar contract. The purpose of the transfer should be for effecting an annuity under the associated contract subject to the provisions discussed under Option B above.

The amount of death benefit proceeds payable to a beneficiary will be reduced by any applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes.

If the Participant's death occurs before age 65, the death payment provided will in no event be less than the aggregate of the payments (prior to any deductions therefrom) made on behalf of the Participant, reduced by any redemptions or transfers.

An election by the beneficiary of any of the above described options must be made within the period ending on the later of the first anniversary of the death of such Participant or deceased beneficiary or the date which is three months after receipt by CG Life of due proof of such death. If an election has not been made by the expiration of such period, CG Life will make the cash payment described in Option A, effective on the date such period expires. In no event, however, if an Annuitant dies before the annuity starting date, may his entire remaining interest be distributed later than five years after his death unless
(i) such distribution commences to a designated beneficiary no later than one year following toe Annuitant's death and is payable over the life or life expectancy of the beneficiary or (ii) the designated beneficiary is the surviving spouse and is treated as the Annuitant for distribution purposes.

If an Annuitant dies on or after the date his Annuity Payments commence, no payments will be payable except as a lump sum or as may be provided under the form of annuity effected unless (i) the distribution commences to a designated beneficiary no later than one year following the Annuitant's death and is payable over the life or life expectancy of the beneficiary or (ii) the designated beneficiary is the surviving spouse and is treated as the Annuitant for distribution purposes. The Annuitant may elect that any Annuity Payments to which the beneficiary becomes entitled will be commuted and paid in one sum: or in the absence of such election and unless otherwise provided by the Annuitant, a beneficiary who becomes entitled to Annuity Payments may elect that the remainder of such payments be commuted and paid in one sum. Any such commutation will be equal to the value, in a single sum, of the remaining Annuity Payments, discounted from their respective due dates to the date or determination of the single sum at a rate equal to the assumed investment return, compounded annually, assuming that the Annuity Unit Value applicable to the payments on the date of determination will remain unchanged thereafter.

PURCHASES AND CONTRACT VALUES

How to Purchase a Contract:
The Contract will be sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who will be similarly authorized to sell variable annuities. In addition, these persons are for the most part registered representatives of CIGNA Financial Advisors, Inc., ("CFA"), Hartford, Connecticut, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. CFA is organized under the laws of Connecticut and is a wholly owned subsidiary of Connecticut General Corporation, which is wholly owned by CIGNA Holdings, Inc. which in turn is a wholly owned subsidiary of CIGNA Corporation. The Contracts may also he sold through other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts.

A Contract may be purchased by delivering a completed application, and such other forms as CGI Life requires, to the soliciting agent who will forward such forms to CG Life.

If the application is complete and correct upon receipt by CG Life, and if all other required information have also been received by CG Life at its Annuity Service Center, the Contract will be issued and delivered to the Contractholder within six weeks of receipt of all the correct forms.

Purchase Payment:
The minimum initial Purchase Payment is $10,000 for a Contractholder and $240 for each Participant with a minimum requirement of ten Participants.

After a Contract is issued, any Contractholder may make purchase payments by remitting checks directly to CG Life at its Annuity Service Center. Each Participant is required to make a minimum subsequent payment of $240 annually.

CG Life reserves the right to reject any Purchase Payment if it is less than the minimum amount or not in proper order.

Pre-authorized checks allow CG Life to draw checks on a routine basis, usually monthly, from a bank account previously established by the Participant. No credit for a Purchase Payment will be given should a check be dishonored for any reason by the bank selected. Neither CG Life nor CFA assume any liability for wrongful dishonor by the bank selected; however, they may agree to indemnify a bank for certain liabilities associated with the checking procedure.

A salary deduction mode authorizes a Participant's employer to take deductions of a set amount from the Participant's salary and remit such amounts to CG Life as Purchase Payments for a Contract. CG Life assumes no liability for any amounts so deducted until received in full at its Annuity Service Center.

Application of Net Purchase Payments:
CG Life will reduce a Purchase Payment by a sales charge and any applicable Premium Tax to determine the net Purchase Payment. Upon the purchase of a Contract, the amount of the net Purchase Payment credited to a Contract will reflect the net asset value of the underlying class of Fund Shares next computed within the next two business days following CG Life's receipt of the Purchase Payment. However, if any of the required material is incomplete, incorrect or if the Purchase Payment has not been made, then a delay in Contract issuance or crediting of a subsequent Purchase Payment may be encountered.

Crediting Accumulation Units:
Accumulation Units represent the value of the Participant's Contract attributable to the Division. The number of Accumulation Units to be credited to the Participant's account within a Division is determined by dividing the net Purchase Payment allocated to that Division by the Accumulation Unit value of the applicable Division as of the Valuation Date next computed following CG Life's determination to credit a Net Purchase Payment to the Contract. The number of Accumulation Units will not change because of a subsequent change in the value of the unit, but the dollar value of an Accumulation Unit will vary to reflect the investment experience of the class of Fund Shares underlying the Division.

Value of an Accumulation Unit:
The value of an Accumulation Unit was established at $1 as of the date the Fund Shares were first purchased. The value of Accumulation Units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of 1.0000000 plus the net investment rate for VAA-II. The net investment rate for VAA-II is equal to the gross investment rate for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (.9% annually - the fee charged by CG Life for undertaking the mortality and expense risks). The applicable gross investment rate is equal to (1) the investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the asset, divided by (ii) the value of such assets at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

REDEMPTIONS

Procedures for Redemption:
Any cash payment to be made from the Contract in accordance with the following paragraphs will be made within seven days after the date the request for such payment becomes effective, except as CG Life may be permitted to defer such payment under the provisions of the 1940 Act. Deferment is currently permissible only (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of securities held in the Fund is not reasonably practicable; or (b) it not reasonably practicable to determine the value of the Fund's net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders. A request for payment becomes effective when received in writing by CG Life at its Annuity Service Center.

The right of any Participant to elect a cash payment will be determined in accordance with the terms of the Plan and the Retirement Equity Act. If the Participant becomes eligible for a cash payment under the Plan, CG Life will, upon receipt of such election, reduce the Accumulation Account by the number of Accumulation Units calculated by dividing the amount of the requested cash payment by the Accumulation Unit Value for the Valuation Period in which the election becomes effective. Normally, the circumstances under which such an election may be made will be restricted by the Plan to separation from service with the employer or break-in-service rules under the Plan, if applicable.

If upon termination of employment or at the time a request for a cash payment becomes effective, the Accumulation Account value, less any redemptions, and the value of the Participant's account under any associated contract does not exceed $500 after such cash payment if any, the Accumulation Account will be canceled and an amount equal to the Accumulation Account value will be paid after being reduced by the annual administration charge. Such payment will be in lieu of all other rights and benefits under the Contract.

If a Participant's Accumulation Account is canceled as a result of a redemption, no further payments may be made to that account without the consent of CG Life unless an account is being maintained for the Participant under an associated contract.

A Participant may not elect to redeem his value in the Contract once an annuity has been effected, unless specifically provided for under the annuity payout option selected by the Participant.

Transfer Payments to the Group Variable Annuity Contract
If a Participant is covered under an associated fixed-dollar contract, transfer payments may be made from any such other contract to the Participant's accumulation account under the Contract.

Transfer payments from the associated fixed-dollar contract may be subject to further restrictions set forth in the associated contract. Amounts transferred will be credited to the Participant's Accumulation Account without charge.

Transfer Payments from the Group Variable Annuity Contract
If an associated fixed-dollar contract has been issued by CG Life, the Participant may request that CG Life cancel all or part of the Accumulated Account under the Contract and transfer all or part of the value thereof, computed as of the date such request becomes effective, without a deduction for the administration charge, to his account in the associated contract. The Plan may limit the frequency of such transfers.

AMOUNTS WITHDRAWN BY THE PARTICIPANT PRIOR TO THE ANNUITY COMMENCEMENT DATE MAY BE SUBJECT TO AN ADDITIONAL INCOME TAX AND IMMEDIATE TAXATION OF ANY INVESTMENT GAIN.

Right to Cancel:

The Contractholder may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to CG Life at its Annuity Service Center and by returning the Contract before midnight of the 10th day after the date of receipt. CG Life will return all amounts due to the Contractholder within 7 days after receipt of notice of cancellation and the returned contract. The Contractholder bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the Purchase Payment was credited to the Contract to the date the returned Contract is received by CG Life. Cancellation shall entitle the Contractholder to an amount equal to (a) the difference between the amount of the Purchase Payment, including any contract fees and other charges, and the amount allocated to the Separate Account, plus (b) the value of the Accumulation Account of the Contractholder on the date the returned Contract is received by CG Life.

FEDERAL TAX STATUS

General

CG Life is taxed as a life insurance company under the Code. The operations of VAA-II are part of the total operations of CG Life and are not taxed separately, although the operations of VAA-II are treated separately for accounting and financial statement purposes and must be considered separately in computing CG Life's tax liability.

Investment gains of the Fund credited to VAA-II are not taxable to a Contractholder or a Participant, whoever is applicable, until received in the form of a cash redemption from an Accumulation Account or in the form of Annuity Payments. Cash redemptions will generally be taxed as ordinary income in the year received, and may be subject to an additional tax under certain circumstances. Annuity Payments are taxed as ordinary income in accordance with
Section 72 of the Code. This section also provides that, to the extent of the Participant's non-deductible investment in the Contract (if any), a portion of each payment is excluded from gross income as a result of the investment in the Contract. As a general rule, however, a Participant who receives Annuity Payments at the time of retirement may be taxed at a lower rate due to reduced income and a larger exemption.

The Contract has been designed so as to qualify as a "variable annuity contract" for Federal income tax purposes. Thus, the Contract permits the Participant to defer Federal income taxation on increases in the value of a Contract, until such time that amounts are withdrawn from the Contract, received in the form of Annuity Payments or paid as a death benefit.

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401(a), 403(a), 403(b), 408 or 457 of the Code, or under government retirement plans (whether or not so qualified) - will not be treated as annuity contracts for Federal income tax purposes for any period for which the investments of the segregated asset account on which the Contract is based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations pertaining to such diversification requirements. CG Life believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Fund, will operate so as to continue to meet such requirements.

Non-Tax Qualified Contracts:
A Non-Tax Qualified Contract is a Contract which is purchased by an individual for his own purposes but not pursuant to any tax qualified retirement plans. A Non-Tax Qualified Contract may also be a Contract issued to a retirement plan or plan of deferred compensation which is a non-tax qualified plan. The tax status of the Annuitant or participant is determined by provisions of such plan and/or provisions of the Code applicable to the Contract.

Under the provisions of the Tax Reform Act of 1986, a Non-Tax Qualified Contract which is held by a person who is not a natural person (e.g. a corporation or a trust is not a natural person), is not treated as an annuity contract for Federal income tax purposes, and the income on the Contract received or accrued by the Contractholder during the taxable year will be treated as ordinary income. Certain exceptions apply to Non-Tax Qualified Contracts held by an employer on the termination of a plan described in section 401(a) or 403(a) of the Code or purchased as immediate annuities (as defined in the Code). THUS, OWNERSHIP OF A NON-TAX QUALIFIED CONTRACT BY NON-NATURAL PERSONS WHO DO NOT QUALIFY FOR THE STATUTORY EXCEPTIONS RESULTS IN DENIAL OF TAX DEFERRAL ON INCREASES IN THE VALUE OF THE CONTRACT.

Taxation of payments under annuity contracts is governed by Code Section 72. Under the current provisions of the Code, amounts received under a Non-Tax Qualified Contract made upon the death of the Annuitant, or as non-periodic payments after the annuity commencement date, are generally first attributable to any investment gains credited to the Contract over the taxpayer's basis (if any) in the Contract. Such amounts will be treated as income subject to federal income taxation. An additional 10% tax on such amounts subject to income tax will be imposed if the withdrawal is made prior to age 59-1/2. However, this penalty tax will not be imposed irrespective of age if the amount received is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the payee. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Also, the additional tax will not be imposed if the withdrawal follows the death of the Annuitant, or is attributable to the "total disability" (as defined in the Code) of the Annuitant. Where the Contractholder is an individual who is other than the Annuitant, the Code provides that the penalty tax is applicable to the taxable portion of payments required to be made under the Contract following the death of the Annuitant.

If the Contractholder transfers (assigns) the Contract to another individual as a gift, the Code provides that the Contractholder will incur taxable income at the time of the transfer. The amount of such taxable income is equal to the excess, if any, of the cash surrender value of the Contract over the Contractholder's cost basis at the time of the gift. An exception is provided for certain transfers between spouses.

Annuity Payments made after the annuity commencement date are generally taxed to the recipient only as received. A part of the payment received is a return of investment in the Contract, if any, and is non-taxable; a portion is a return of income and is subject to ordinary income tax. An "exclusion ratio" is used to determine the non-taxable and taxable portion of each payment. Such exclusion ratio continues until such time that the taxpayer recovers his basis in the Contract. Thereafter, all payments received are treated as taxable income.

Taxation of the Separate Account:
Under the current provisions of the Internal Revenue Code, CG Life pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of Contract. Accordingly, CG Life currently makes no adjustments for Federal income taxes (or benefits) in connection with VAA-II. CG Life retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

Tax Withholding and Reporting:
CG Life may be required to withhold certain amounts from both periodic and non-periodic payments under the Contract in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic Annuity Payments may be required to withhold amounts as if the payment were a payment of wages from an employer to an employee.

Similarly, a payor of certain payments may be required to withhold amounts unless an individual recipient elects against tax withholding in a manner prescribed by the U. S. Treasury Department. The withholding requirements will not apply to the portion of a payment which is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

CG Life will transmit a written explanation of the rollover options and related rules, in a form and containing such information as the Secretary of the Treasury prescribes.

In addition to tax withholding, CG Life is required to report information on distributions under the Contract. Distributions include partial and full surrenders as well as Annuity Payments. Information is reported on forms pursuant to Internal Revenue Service regulations.

State income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of elections under the Contract and are not discussed in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

State Regulation:
CG Life is subject to the laws of the State of Connecticut governing insurance companies and to regulation by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year and filed in other states and jurisdictions, covering the operations of CG Life for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted periodically by state insurance examiners. Connecticut law also prescribes permissible investments, but does not involve supervision of the investment management or policy of CG Life.

In addition, CG Life is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. Generally the insurance departments of these states and jurisdictions apply the laws of the state of domicile in reviewing and approving the provisions of the Contract.

Tax Legislation:
The description of federal income tax law provided in the Prospectus incorporates provisions of the tax law as in effect on the date of the Prospectus.

General:
Because of the complexity of the law and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase or a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

LEGAL PROCEEDINGS
There are no legal material proceedings pending to which VAA-II is a party or which would materially or adversely affect VAA-II.

                          TABLE OF CONTENTS
               OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information includes a description of the following items:

 1. General Information and History
 2. Services
 3. Purchase of Securities Being Offered
 4. Principal Underwriters
 5. Annuity Payments
 6. Financial Statements
      . Variable Annuity Account II
      . CG Life

To obtain a copy of the Statement of Additional Information for the Group Variable Annuities For Retirement Plans Contract, detach and mail this form.

TO:  Connecticut General Life Insurance Company
    Legislative Document Services - M-92
    P.O. Box 2975
    Hartford, CT 06104

I have been furnished with a Prospectus of CG Life VAA-II (dated April 30,
1997), describing the Group Variable Annuities for Retirement Plans Contract. Please send me a copy of the Statement of Additional Information pertaining to such Contract.

                       NAME:
                             ---------------------------------------------
(Please Print)

                      Mailing
-------------------   Address:
    (Date)                   ----------------------------------------------
                                              Street or P.O. Box

                             ----------------------------------------------
                             City                State                  Zip

                  STATEMENT OF ADDITIONAL INFORMATION

                     CG VARIABLE ANNUITY ACCOUNT II



     X      GROUP VARIABLE ANNUITIES FOR RETIREMENT PLANS (the "Contract")
  ---------


                              issued by
           Connecticut General Life Insurance Company ("CG Life")
                          Hartford, CT 06152

                       Telephone No. 860-726-6000



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Contract offered by CG Life through its CG Variable Annuity Account II. The prospectus has the same date as this Statement of Additional Information. A copy of the Prospectus may be obtained by writing to Connecticut General Life Insurance Company, LDS - M92, P. O. Box 2975, Hartford, Connecticut 06104.



April 30, 1997

                          TABLE OF CONTENTS


ITEMS                                                       PAGE
-----                                                       ----
General Information and History                              1
Services                                                     1
Purchase of Securities Being Offered                         2
Underwriters                                                 3
Annuity Payments                                             3
Financial Statements                                         4

                    GENERAL INFORMATION AND HISTORY


CG Life is a stock life insurance company specially chartered by the State of Connecticut on June 22, 1865. It is licensed to write life insurance, annuities, and accident and health insurance in all fifty states, the District of Columbia, Puerto Rico, Taiwan and certain Canadian provinces. Its Home Office is located at 900 Cottage Grove Road, Bloomfield, Connecticut and its mailing address is Hartford, Connecticut 06152.

The financial statements of CG Life which are part of this Statement of Additional Information are to be considered only to the extent that they bear upon the ability of CG Life to meet its obligations under the Contract, which include death benefits and its assumption of the mortality and expense charges.

CG Life is a wholly owned subsidiary of Connecticut General Corporation ("CGC"). CGC is a wholly owned subsidiary of CIGNA Holdings, Inc. which, in turn, is a wholly owned subsidiary of CIGNA Corporation, an insurance and financial services holding company organized to effect the combination of CGC and INA

Corporation,(Insurance Company of North America), which became effective March 30, 1982. CIGNA Corporation is publicly held and, as of the date of this prospectus, has no information that any person or concern beneficially owns more than five percent of the outstanding Common Stock, except as reported on one
Schedule 13G received in February 1997. CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1996 it held 67,405 shares, or 8.1%, of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends on these shares and any proceeds from the sale of these shares. Sanford Bernstein also reported sole voting power as to 3,078,935, and sole dispositive power as to 67,405, of these shares.



                              SERVICES

Safekeeping of Assets:
---------------------
All assets of the Separate Account are held in custody for safekeeping by the Separate Account. The assets of the Separate Account Division will be kept physically segregated and held separate and apart from assets of other subdivisions. Shares of CIGNA Variable Products S & P 500 Index Fund (The "Fund"), if issued, may be left on deposit with the shareholder servicing agent of the Fund. The Separate Account will maintain a record of all purchases and redemptions for shares of the Fund by the Separate Account. Additional protection for the assets of the Separate Account is afforded by the Insurance Company's fidelity bond, presently in the amount of $50 million, covering all officers and employees of the Insurance Company.

The Custodian:
-------------

CG Life executed an agreement as of April 30, 1975 with State Street Bank and Trust Company ("State Street Bank"), pursuant to which Fund shares and other assets credited to VAA-II will be held in the custody of State Street Bank. State Street Bank is a Massachusetts trust company having its principal place of business at Boston, Massachusetts 02107.

The Agreement of Custodianship provides that State Street Bank will purchase Fund shares at their net asset value with net payments received from CG Life. Purchases will be made by the Custodian at the net asset value of Fund shares determined as of the end of the valuation period in which the payments are received by CG Life. State Street Bank will reinvest all cash distributions of the Fund and effect redemptions of Fund shares in accordance with instructions from persons having voting rights in respect of Fund shares (see "Voting Rights"). In addition, State Street Bank will be responsible for maintaining appropriate records with respect to all transactions in Fund shares relative to VAA-II.

The agreement requires State Street Bank to have at all times an aggregate capital, surplus, and undivided profits of not less than $2,000,000 and prohibits resignation by State Street Bank until (a) VAA-II has been completely liquidated and the proceeds of such liquidation properly distributed or (b) a successor custodian bank having the qualifications enumerated above shall have agreed to serve as custodian. Subject to these conditions the Agreement of Custodianship may be terminated by either party upon 30 days of written notice. For its service as custodian, State Street Bank will be paid a fee to be agreed upon from time to time by State Street Bank and CG Life. The fee shall be paid by CG Life and in no event may State Street Bank charge or collect against or from the property held by it pursuant to the Agreement of Custodianship any of its fees or expenses without the prior written consent of CG Life. In addition, CG Life has agreed to indemnify State Street Bank for any liability arising in connection with its services as custodian so long as such liability is not attributable to the negligence or bad faith of State Street Bank.

Independent Accountants:
-----------------------

Price Waterhouse LLP acts as independent accountants for CG Variable Annuity Accounts and CG Life. Its offices are at One Financial Plaza, Hartford, CT 06103. As independent accountants, Price Waterhouse LLP annually performs an audit of the financial statements of the CG Variable Annuity Account II and CG Life.

                  PURCHASE OF SECURITIES BEING OFFERED

The Contract is sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell variable annuities. In addition, these persons are for the most part registered representatives of CIGNA Financial Advisors, Inc. ("CFA") Hartford, Connecticut, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. CFA is organized under the laws of Connecticut and is a wholly owned subsidiary of Connecticut General Corporation, which is wholly owned by CIGNA Holdings, Inc., which is in turn a wholly owned subsidiary of CIGNA Corporation. The Contract may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts.

                             UNDERWRITERS


(a) The principal underwriter of the Contract is CIGNA Financial Advisors, Inc. (F/K/A CIGNA Securities, Inc.) Hartford, CT, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

(b) The Contract is offered on a continuing basis.

(c) The following table sets forth the aggregate amount of administrative charges paid to CG Life, for each of the calendar years 1993 to 1996, with respect to VAA-II, Group Variable Annuities for Retirement Plans. Payments were made through VAA-II.



               Year       Amount
               ----       -----
               1996       $  435
               1995       $  424
               1994       $1,004
               1993       $1,055

                           ANNUITY PAYMENTS


Annuity Payments - General:
--------------------------

As described in the Prospectus, Annuity Payments will be determined on the basis of (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected, and (iii) the investing performance of the underlying Fund Shares. The amount of Annuity Payments will not be adversely affected by adverse mortality experience or any increase in the expenses of CG Life in excess of the charges specified in the Contract. If CG Life is required to withhold certain amounts from annuity payments in compliance with Federal or State Law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

Determination of Monthly Annuity Payments:
-----------------------------------------

The Contract contains tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an "assumed investment return," which is the annual rate of return, expressed as a percentage, that the Contract assumes assets invested in the underlying Fund will achieve each year. The assumed investment return is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) equals the assumed investment return and remains constant, the Annuity Payments will remain constant. If the actual net investment rate exceeds the assumed investment return, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return, Annuity payments will decrease.

The selection of the assumed investment return is made by the Contractholder from a range made available by CG Life, and is used to determine the purchase rates for all annuities effected under the Contract. Assumed investment returns of from 3% to 5% are normally available.

The assumed investment return may be changed, by amendment of the Contract, with respect to annuities effected on or after the date of change.

To determine the amount of the first monthly Variable Annuity payment, the amount available to effect the Variable Annuity is multiplied by the appropriate annuity purchase rate from the table specified in the Contract.

Each monthly Variable Annuity payment thereafter is determined by multiplying the amount of Annuity Units attributable to the Annuitant by the value of an Annuity Unit for the Valuation Date immediately preceding the payment date.


                         FINANCIAL STATEMENTS


The following pages set forth the financial statements of:

(a)  Connecticut General Life Insurance Company
     CG Variable Annuity Account II

(b)  Connecticut General Life Insurance Company
     Consolidated Financial Statements

Report of
Independent Accountants


To the Participants of
CG Variable Annuity Account II of
Connecticut General Life
Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per unit data and ratio present fairly, in all material respects, the financial position of CG Variable Annuity Account II (the "Account") of Connecticut General Life Insurance Company at December 31, 1996, the results of its operations and the changes in its net assets and the selected per unit data and ratio for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data and ratio (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP


Hartford, Connecticut
February 19, 1997

CG VARIABLE ANNUITY ACCOUNT II

Statement of
Assets and Liabilities

December 31, 1996

ASSETS:
 Investment in CIGNA Variable Products S&P 500 Index Fund
    at net asset value, 553,980 shares at $12.40 per share
   (cost $6,812,693; unrealized depreciation $56,663)               $6,869,356
                                                                    ----------
    Total assets                                                    $6,869,356
                                                                    ----------
LIABILITIES:
 Payable to Connecticut General Life Insurance Company                  43,932
                                                                    ----------
Total liabilities                                                       43,932
                                                                    ----------
NET ASSETS                                                          $6,825,424
                                                                    ==========

NET ASSETS REPRESENTED BY:

                                         Accumulation      Unit
                                            Units          Value
                                         ------------     --------
 Group contracts:                           6,185         $132.033  $  816,624

 Individual contracts:
  Variable annuity contracts                8,484          114.738     973,437
  Flexible annuity contracts               22,410          108.183  $2,424,381

 Reserve for variable annuity contracts
   in distribution period                                            2,610,982
                                                                    ----------
                                                                    $6,825,424
                                                                    ==========


The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY ACCOUNT II

Statement of
Changes in Net Assets


Year ended December 31,                                1996         1995
                                                    ----------   ----------
FROM OPERATIONS:
Investment income--net                             $   101,036   $  113,973
Realized gain on investments--net                      409,694      160,383
Change in unrealized appreciation
 on investments--net                                   814,419    1,563,130
                                                    ----------   ----------
Increase in net assets resulting
  from operations                                    1,325,149    1,837,486
                                                   -----------   ----------
FROM UNIT TRANSACTIONS:

Participant contributions-net                            6,952        7,361
Withdrawal of funds on terminated contracts-net       (489,010)    (251,483)
Annuity benefits distributions                        (400,577)    (355,784)
Mortality guarantee adjustment                        (434,472)     211,878
Breakage                                                   (21)         (44)
                                                    ----------   ----------
Decrease in net assets derived
  from unit transactions                            (1,317,128)    (388,072)
                                                    ----------   -----------
INCREASE IN NET ASSETS                                   8,021    1,449,414

NET ASSETS:
Beginning of year                                    6,817,403    5,367,989
                                                   -----------   ----------
End of year                                        $ 6,825,424   $6,817,403
                                                   ===========   ==========


The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY ACCOUNT II

Statement of
Operations

Year ended December 31,                       1996          1995
                                           -----------    ----------
INVESTMENT INCOME:
 Dividends                                 $  156,073   $   165,212
 Expenses:
  Mortality and expense risk                   55,037        51,239
                                           -----------  -----------
   Investment Income--Net                     101,036       113,973
                                           ----------   -----------
REALIZED GAIN ON INVESTMENTS:
 Proceeds from sale of shares               1,310,228       720,842
 Cost of shares sold                        1,138,794       667,924
                                          -----------   -----------
   Realized gain from security
  transactions--net                           171,434        52,918
 Capital gains distribution                   238,260       107,465
                                          -----------   -----------
   Realized Gain on
  Investments--Net                            409,694       160,383
                                           ----------   -----------
UNREALIZED APPRECIATION (DEPRECIATION)
ON INVESTMENTS:
 Beginning of year                           (757,756)   (2,320,886)
 End of year                                   56,663      (757,756)
                                          -----------   -----------
   Change in Unrealized Appreciation
  on Investments--Net                         814,419     1,563,130
                                           ----------   -----------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $1,325,149   $ 1,837,486
                                           ==========   ===========


RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS                                      1.481%        1.870%

NUMBER OF ACCUMULATION UNITS OUTSTANDING
AT END OF YEAR                                 37,079        42,077


The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY ACCOUNT II

Notes to
Financial Statements

The Account is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). These financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding fair market value and reserve assumptions, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements.

1. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

   A. The investment in CIGNA Variable Products S&P 500 Index Fund (Fund known as the Companion Fund prior to January 2, 1996) shares is valued at the closing net asset value per share as determined by the Fund on December 31, 1996. The Fund was organized by CG Life in 1968.

   B. The amount of the reserve for contracts in the distribution period is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from actual mortality experience, the full responsibility for which is assumed by CG Life, are offset by transfers to or from CG Life.

   C. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and income is recorded on the ex-dividend date. Cost of investments sold is determined on the basis of the last-in, first-out method.

   D. The operations of the Account are included in, and taxed as part of, CG Life's tax return, which is taxed as a life insurance company. Under Internal Revenue Code Section 817 there is no taxable income attributable to the Account.

2. Under the terms of the annuity contracts, the Individual participant can elect either a fixed or variable annuity benefit at retirement. The Group participant can elect either a fixed or variable annuity benefit during the accumulation phase and at retirement. The assets providing for the variable annuity benefit will be invested in the Fund, and the fixed annuity contract will be purchased from the Account's sponsor, CG Life. There were no transfers from accumulation period to distribution period during 1996 or 1995.

3. The cost of investments represents the accumulated cost of Fund shares purchased by the Account at net asset value with net participant contributions received and from reinvestment of all distributions made by the Fund.

4. Participant contributions are net of premium taxes (if any) and sales load of $401 and $424 for the years ended December 31, 1996 and 1995, respectively. These amounts are deducted from participant contributions and paid to CG Life in accordance with the contract. Mortality and expense risk charges, which generally range from 0.25% to 0.50%, depending on contract size, are also paid to CG Life.

5. Withdrawal of funds on terminated contracts is net of administrative charges of $517 and $568 for the years ended December 31, 1996 and 1995, respectively. These amounts are paid to CG Life in accordance with the contract.

6. Contracts are sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell variable annuities. These persons are for the most part registered representatives of CIGNA Financial Advisors, Inc.

CG VARIABLE ANNUITY ACCOUNT II

Notes to
Financial Statements (Continued)

7. ACCUMULATION UNITS INFORMATION

                                           SCHEDULE OF SELECTED PER-UNIT DATA
                                           ----------------------------------
                                                                       December 31,
                                           ----------------------------------------------
Group Contracts:                             1996     1995      1994     1993      1995
                                           -------- --------  -------- --------  --------
 Net asset value:
 --------------------------------------
 Beginning of year                        $108.072  $ 79.187  $78.857   $76.776  $74.305
 End of year                               132.033   108.072   79.187    78.857   76.776
                                          --------  --------  -------   -------  -------
   Net increase in net unit value
                                          $ 23.961  $ 28.885  $ 0.330   $ 2.081  $ 2.471
                                          ========  ========  =======   =======  =======
 Accumulation units outstanding:
 --------------------------------------
 End of year                                 6,185     6,864    6,819     6,987    8,563
                                          ========  ========  =======   =======  =======
 Individual Contracts
 Variable annuity contracts:
 Net asset value:
 --------------------------------------
 Beginning of year                        $ 94.390  $ 69.507  $69.564   $68.068  $66.208
 End of year                               114.738    94.390   69.507    69.564   68.068
                                          --------  --------  -------   -------  -------
   Net increase (decrease) in net unit
   value                                  $ 20.348  $ 24.883  $(0.057)  $ 1.496  $ 1.860
                                          ========  ========  =======   =======  =======
 Accumulation units outstanding:
 --------------------------------------
 End of year                                 8,484     8,566    8,823    11,050   11,433
                                          ========  ========  =======   =======  =======
 Flexible annuity contracts:
 Net asset value:
 --------------------------------------
 Beginning of year                        $ 89.312  $ 65.997  $66.282   $65.084  $63.528
 End of year                               108.183    89.312   66.997    66.282   65.084
                                          --------  --------  -------   -------  -------
   Net increase (decrease) in net unit
   value                                  $ 18.871  $ 23.315  $(0.285)  $ 1.198  $ 1.556
                                          ========  ========  =======   =======  =======
 Accumulation units outstanding:
 --------------------------------------
 End of year                                22,410    26,647   27,762    30,391   33,228
                                          ========  ========  =======   =======  =======

8. DIVERSIFICATION REQUIREMENTS
Under the provisions of Section 817(h) of the Internal Revenue Code (Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements, as set forth in regulations issued by the Secretary of Treasury.

The Secretary of Treasury has issued regulations under Section 817(h) of the Code. CG Life believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                           CONNECTICUT GENERAL LIFE

                               INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS


                               DECEMBER 31, 1996

Price Waterhouse LLP                    [LOGO OF PRICE WATERHOUSE APPEARS HERE]



                       REPORT OF INDEPENDENT ACCOUNTANTS



February 11, 1997


The Board of Directors and Shareholder of
Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP
-----------------------------------

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

---------------------------------------------------------------------------------------------------------
(In millions)
---------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                1996     1995      1994
---------------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees                                                              $5,314   $4,998    $4,960
Net investment income                                                           3,199    3,138     2,805
Realized investment gains (losses)                                                 37       (7)       27
Other revenues                                                                      9        9         8
                                                                               ------   ------    ------
    Total revenues                                                              8,559    8,138     7,800
                                                                               ------   ------    ------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                                        6,069    5,892     5,574
Policy acquisition expenses                                                       143      127        89
Other operating expenses                                                        1,477    1,358     1,363
                                                                               ------   ------    ------
    Total benefits, losses and expenses                                         7,689    7,377     7,026
                                                                               ------   ------    ------

INCOME BEFORE INCOME TAXES                                                        870      761       774
                                                                               ------   ------    ------
Income taxes (benefits):
  Current                                                                         394      301       220
  Deferred                                                                        (81)     (44)       45
                                                                               ------   ------    ------
    Total taxes                                                                   313      257       265
                                                                               ------   ------    ------

NET INCOME                                                                        557      504       509

Dividends declared                                                               (600)    (252)     (300)

Retained earnings, beginning of year                                            3,220    2,968     2,759
--------------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR                                                 $3,177   $3,220    $2,968
--------------------------------------------------------------------------------------------------------
The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

-----------------------------------------------------------------------------------------------
(In millions)
-----------------------------------------------------------------------------------------------
As of December 31,                                                              1996     1995
-----------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $19,882; $20,147)           $20,816  $22,162
  Mortgage loans                                                                10,152   10,218
  Equity securities, at fair value (cost, $59; $54)                                 41       66
  Policy loans                                                                   7,133    6,925
  Real estate                                                                    1,025    1,158
  Other long-term investments                                                      193      193
  Short-term investments                                                           417      138
                                                                               -------  -------
      Total investments                                                         39,777   40,860
Cash and cash equivalents                                                            -        -
Accrued investment income                                                          619      626
Premiums and accounts receivable                                                   817      991
Reinsurance recoverables                                                         1,303    1,258
Deferred policy acquisition costs                                                  780      689
Property and equipment, net                                                        276      319
Current income taxes                                                                12       21
Deferred income taxes, net                                                         639      403
Goodwill                                                                           488      503
Other assets                                                                       249      149
Separate account assets                                                         22,555   18,177
-----------------------------------------------------------------------------------------------
      Total assets                                                             $67,515  $63,996
===============================================================================================

LIABILITIES
Contractholder deposit funds                                                   $29,621  $29,762
Future policy benefits                                                           8,187    8,547
Unpaid claims and claim expenses                                                 1,170    1,151
Unearned premiums                                                                  200       95
                                                                               -------  -------
      Total insurance and contractholder liabilities                            39,178   39,555
Accounts payable, accrued expenses
   and other liabilities                                                         1,808    1,872
Separate account liabilities                                                    22,365   18,075
-----------------------------------------------------------------------------------------------
      Total liabilities                                                         63,351   59,502
===============================================================================================

CONTINGENCIES - NOTE 11

SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding)                                                 30       30
Additional paid-in capital                                                         766      766
Net unrealized appreciation on investments                                         188      476
Net translation of foreign currencies                                                3        2
Retained earnings                                                                3,177    3,220
-----------------------------------------------------------------------------------------------
      Total shareholder's equity                                                 4,164    4,494
-----------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity                               $67,515  $63,996
===============================================================================================
The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

-----------------------------------------------------------------------------------------------------------
(In millions)
-----------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                 1996      1995      1994
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $   557   $   504   $   509
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Insurance liabilities                                                             57       (90)     (249)
  Reinsurance recoverables                                                         (11)    1,201       282
  Premiums and accounts receivable                                                  77        32      (188)
  Deferred income taxes, net                                                       (82)      (44)       45
  Other assets                                                                      43       (14)       68
  Accounts payable, accrued expenses,
    other liabilities and current income taxes                                    (113)      212      (192)
  Other, net                                                                      (149)       22       (24)
                                                                               -------   -------   -------
      Net cash provided by operating activities                                    379     1,823       251
                                                                               -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities--available for sale                                           1,589     1,070     1,389
  Fixed maturities--held to maturity                                                 -         -        12
  Mortgage loans                                                                   640       383       496
  Equity securities                                                                 13       119        41
  Real estate                                                                      345       299       242
  Other (primarily short-term investments)                                       3,613     2,268     1,005
Investment maturities and repayments:
  Fixed maturities--available for sale                                           2,634       478       686
  Fixed maturities--held to maturity                                                 -     1,756     1,764
  Mortgage loans                                                                   630       420       194
Investments purchased:
  Fixed maturities--available for sale                                          (3,834)   (3,054)   (2,390)
  Fixed maturities--held to maturity                                                 -    (1,385)   (1,788)
  Mortgage loans                                                                (1,300)   (1,908)     (882)
  Equity securities                                                                 (3)      (20)      (12)
  Policy loans                                                                    (207)   (2,129)   (1,614)
  Other (primarily short-term investments)                                      (3,930)   (2,334)   (1,093)
Other, net                                                                         (94)     (119)     (129)
                                                                               -------   -------   -------
      Net cash provided by (used in) investing activities                           96    (4,156)   (2,079)
                                                                               -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited                                                 7,260     7,489     6,388
  Withdrawals and benefit payments                                              (7,135)   (4,985)   (4,216)
Dividends paid to Parent                                                          (600)     (252)     (300)
Other, net                                                                           -         1        36
                                                                               -------   -------   -------
   Net cash (used in) provided by financing activities                            (475)    2,253     1,908
-----------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                 -       (80)       80
Cash and cash equivalents, beginning of year                                         -        80         -
-----------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                                         $     -   $     -   $    80
-----------------------------------------------------------------------------------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds                                            $   385   $   211   $   411
  Interest paid                                                                $     7   $     7   $     5
-----------------------------------------------------------------------------------------------------------
The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1996 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

  In 1993, the Company implemented SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which required that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held-to-maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permitted a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholder's Equity as of December 31, 1995.

  In 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1996 and 1995. Fair values of off-balance sheet financial instruments as of December 31, 1996 and 1995 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried
at depreciated cost less any write-downs to fair value.   Depreciation is
generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves, and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Effective with the implementation of SFAS No. 121, real estate held for sale is no longer depreciated.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $427 million and $387 million at December 31, 1996 and 1995, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $99 million and $84 million at December 31, 1996 and 1995, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS:   Liabilities for Contractholder Deposit
Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and interest credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and
contract fees assessed against the fund balances during the period.   Net
investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of interest credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total insurance in force at December 31, 1996, and 1995, and 5% at December 31, 1994.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

NOTE 3 - INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $95 million and $103 million, including policyholder share, as of December 31, 1996 and 1995, respectively.


  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1996 were as follows:

------------------------------------------------------------
                                          Amortized   Fair
(In millions)                               Cost      Value
------------------------------------------------------------

Due in one year or less                     $   936  $   955
Due after one year through five years         5,252    5,419
Due after five years through ten years        4,591    4,773
Due after ten years                           3,301    3,702
Asset-backed securities                       5,802    5,967
------------------------------------------------------------
Total                                       $19,882  $20,816
============================================================

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-----------------------------------------------------------------------------------
                                                   December 31, 1996
-----------------------------------------------------------------------------------
                                    Amortized   Unrealized    Unrealized     Fair
(In millions)                         Cost     Appreciation  Depreciation    Value
-----------------------------------------------------------------------------------

Federal government bonds              $   475        $  160         $   -   $   635
State and local government bonds          174            13            (4)      183
Foreign government bonds                  121             6             -       127
Corporate securities                   13,310           742          (148)   13,904
Asset-backed securities                 5,802           226           (61)    5,967
-----------------------------------------------------------------------------------
Total                                 $19,882        $1,147         $(213)  $20,816
===================================================================================


-----------------------------------------------------------------------------------
                                                        December 31, 1995
-----------------------------------------------------------------------------------
                                    Amortized    Unrealized    Unrealized      Fair
(In millions)                            Cost  Appreciation  Depreciation     Value
-----------------------------------------------------------------------------------

Federal government bonds              $   503        $  300         $   -   $   803
State and local government bonds          207            24            (1)      230
Foreign government bonds                  131             9            (1)      139
Corporate securities                   13,773         1,427           (73)   15,127
Asset-backed securities                 5,533           371           (41)    5,863
-----------------------------------------------------------------------------------
Total                                 $20,147        $2,131         $(116)  $22,162
===================================================================================

  Asset-backed securities include investments in CMOs as of December 31, 1996 of $2.2 billion carried at fair value (amortized cost, $2.1 billion), compared with $2.1 billion carried at fair value (amortized cost, $2.0 billion) as of December 31, 1995. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% and 1.9% of total CMO investments at December 31, 1996 and 1995, respectively.

  At December 31, 1996, contractual fixed maturity investment commitments were $93 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 75% will be disbursed in 1997.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

----------------------------------------------------
(In millions)                        1996     1995
----------------------------------------------------

Mortgage Loans                      $10,152  $10,218
                                    -------  -------
Real estate:
   Held for sale                        586      671
   Held for production of income        439      487
                                    -------  -------
Total real estate                     1,025    1,158
----------------------------------------------------
Total                               $11,177  $11,376
====================================================

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------
(In millions)              1996     1995
------------------------  -------  -------

Property type:
   Retail facilities      $ 4,453  $ 4,327
   Office buildings         4,241    4,493
   Apartment buildings      1,272    1,246
   Hotels                     665      711
   Other                      546      599
------------------------------------------
Total                     $11,177  $11,376
==========================================
Geographic region:
   Central                $ 3,452  $ 4,032
   Pacific                  3,132    2,580
   Middle Atlantic          1,920    1,951
   South Atlantic           1,526    1,647
   New England              1,147    1,166
------------------------------------------
Total                     $11,177  $11,376
==========================================

 MORTGAGE LOANS

  At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 - $.9 billion; 1998 - $.7 billion; 1999 - $1.3 billion; 2000 - $1.5 billion; 2001 - $1.2 billion; and $4.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1996 and 1995, the Company refinanced at current market rates approximately $477 million and $379 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $397 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves. At December 31, 1995, the Company's impaired mortgage loans were $838 million, including $447 million before valuation reserves totaling $82 million, and $391 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

-----------------------------------------------------
(In millions)                           1996    1995
-----------------------------------------------------

Reserve balance - January 1            $  82   $ 127
Transfers to foreclosed real estate      (29)    (27)
Charge-offs upon sales                   (19)    (33)
Net increase in valuation reserves        60      15
-----------------------------------------------------
Reserve balance - December 31          $  94   $  82
====================================================

  During 1996 and 1995, impaired mortgage loans, before valuation reserves, averaged approximately $852 million and $935 million, respectively. Interest income recorded and cash received on these loans was approximately $73 million and $71 million in 1996 and 1995, respectively.

 REAL ESTATE

  During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $107 million, $144 million and $127 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $273 million and $310 million as of December 31, 1996 and 1995, respectively.

  Net income for 1996 included $19 million and $1 million for net investment income and write-downs upon foreclosures, respectively, for real estate held for sale.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: At December 31, 1996 and 1995, short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $418 million and $203 million, respectively.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

----------------------------------------------------------
(In millions)                               1996     1995
----------------------------------------------------------

Unrealized appreciation:
  Fixed maturities                         $1,147   $2,131
  Equity securities                             8       23
                                           ------   ------
                                            1,155    2,154
                                           ------   ------
Unrealized depreciation:
  Fixed maturities                           (213)    (116)
  Equity securities                           (26)     (11)
                                           ------   ------
                                             (239)    (127)
                                           ------   ------

Less policyholder-related amounts             610    1,279
                                           ------   ------
Shareholder net unrealized appreciation       306      748
Less deferred income taxes                    118      272
----------------------------------------------------------
Net unrealized appreciation                $  188   $  476
==========================================================

  Net unrealized appreciation for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized (depreciation) appreciation for these investments, primarily fixed maturities, during 1996, 1995 and 1994 was ($288) million, $542 million and ($494) million, respectively.

  During 1995 and 1994, certain fixed maturities were carried at amortized cost in the financial statements. The change in net unrealized appreciation (depreciation) for such investments was ($14) million and ($1.2) billion during 1995 and 1994, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

--------------------------------
(In millions)       1996   1995
--------------------------------

Fixed maturities    $  52  $  75
Mortgage loans         14     17
Real estate           172    234
--------------------------------
Total               $ 238  $ 326
================================

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

(In millions)          1996   1995
-----------------------------------
Interest rate swaps    $ 335  $ 508
Currency swaps           275    335
Purchased options        632      -
Futures                   45     22
-----------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset
cash flows to provide stable returns for related liabilities.   The Company uses
currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $112 million at December 31, 1996 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1996 and 1995.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1996, 1995 and 1994 were not material.

  As of December 31, 1996 and 1995, the Company's variable interest rate investments consisted of approximately $1.3 billion and $1.4 billion of fixed maturities, respectively. As of December 31, 1996 and 1995, the Company's fixed interest rate investments consisted of $19.5 billion and $20.6 billion, respectively, of fixed maturities, and $10.2 billion and $10.0 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1996 and 1995, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4 - INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------
(In millions)                   1996    1995    1994
-----------------------------------------------------

Fixed maturities               $1,647  $1,663  $1,596
Equity securities                   -      15      20
Mortgage loans                    921     866     776
Policy loans                      548     499     365
Real estate                       227     301     291
Other long-term investments        23      33      23
Short-term investments             35      46       8
                               ------  ------  ------
                                3,401   3,423   3,079
Less investment expenses          202     285     274
-----------------------------------------------------
Net investment income          $3,199  $3,138  $2,805
=====================================================

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion for 1996 and 1995, and $1.5 billion for 1994 . Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.1 billion, $885 million and $693 million for 1996, 1995 and 1994, respectively.

  As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $15 million, $18 million and $14 million in 1996, 1995 and 1994, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

---------------------------------------------------------------
(In millions)                              1996    1995   1994
---------------------------------------------------------------

Realized investment gains (losses):
 Fixed maturities                         $  11   $ (10)  $   4
 Equity securities                            1       5       2
 Mortgage loans                             (12)     (5)      -
 Real estate                                 15       4      15
 Other                                       22      (1)      6
                                          -----   -----   -----
                                             37      (7)     27
Income tax expenses (benefits)               17      (2)     12
---------------------------------------------------------------
Net realized investment gains (losses)    $  20   $  (5)  $  15
===============================================================

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $40 million, $27 million and $33 million in 1996, 1995 and 1994, respectively.

  Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $305 million, $412 million and ($51) million for the years ended December 31, 1996, 1995 and 1994, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $82 million and ($6) million for the years ended December 31, 1996 and 1995, respectively. There were no realized investment gains (losses) attributable to policyholder contracts for the year ended December 31, 1994.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

---------------------------------------------------
(In millions)             1996      1995     1994
---------------------------------------------------

Proceeds from sales      $4,236    $1,667   $2,116
Gross gains on sales     $  146    $   78   $   73
Gross losses on sales    $  (70)   $  (53)  $  (70)
--------------------------------------------------

  Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 with no material effect on Shareholder's Equity.

NOTE 5 - SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1996, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1996 and 1995 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

  The Company's statutory net income was $611 million, $390 million and $428 million for 1996, 1995 and 1994, respectively. Statutory surplus was $2.1 billion at December 31, 1996 and 1995. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1996, the Company paid a total of $600 million in dividends to its Parent, of which $200 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1997 without prior approval is $629 million. The amount of restricted net assets as of December 31, 1996 was approximately $3.5 billion.

NOTE 6 - INCOME TAXES

  The Company's net deferred tax asset of $639 million and $403 million as of December 31, 1996 and 1995, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1996 would result in a tax liability of $158 million only if distributed to the
shareholder or if the account balance exceeded a prescribed maximum.   No income
taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.

 In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

----------------------------------------------------------------
(In millions)                                       1996   1995
----------------------------------------------------------------

Deferred tax assets:
  Other insurance and contractholder liabilities    $ 387  $ 324
  Employee and retiree benefit plans                  177    176
  Investments, net                                    228    225
  Other                                                74     72
                                                    -----  -----
  Total deferred tax assets                           866    797
                                                    -----  -----
Deferred tax liabilities:
  Policy acquisition expenses                          21     25
  Depreciation                                         88     97
  Unrealized appreciation on investments              118    272
                                                    -----  -----
  Total deferred tax liabilities                      227    394
----------------------------------------------------------------
Net deferred income tax asset                       $ 639  $ 403
================================================================

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

-----------------------------------------------------------
(In millions)                         1996    1995    1994
-----------------------------------------------------------

Tax expense at nominal rate          $ 305   $ 266   $ 271
Tax-exempt interest income              (5)     (6)     (7)
Dividends received deduction            (7)     (7)     (3)
Amortization of goodwill                 4       4       4
Resolved federal tax audit issues        -       -      (2)
Other                                   16       -       2
-----------------------------------------------------------
Total income taxes                   $ 313   $ 257   $ 265
==========================================================

NOTE 7 - PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $26 million, $23 million and $31 million in 1996, 1995 and 1994, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.2 billion and $2.0 billion at December 31, 1996 and 1995, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  In 1996, CIGNA amended its health care plan for certain current and future retirees effective January 1, 1997, whereby health benefits will be provided primarily through CIGNA's managed care networks in exchange for a fixed reimbursement amount per retiree from Medicare. The effect of the plan amendment was to reduce CIGNA's other postretirement benefit liability by $110 million. The reduction of the liability is being amortized into income over the average remaining employee service period, approximately 17 years, through a reduction of the expense for postretirement benefits other than pensions allocated to the Company.

  An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $16 million for 1996, $20 million for 1995 and $28 million for 1994. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1996 and 1995 was $424 million and $427 million, including net intercompany payables of $40 million and $28 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 10 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments:
CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's allocated expense for such plans totaled $16 million for 1996 and $14 million for each of 1995 and 1994.

NOTE 8 - REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1996 and 1995 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

---------------------------------------------------------
(In millions)                    1996     1995     1994
---------------------------------------------------------

SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct                        $3,709   $3,374   $3,419
  Assumed                          571      818      716
  Ceded                           (193)    (391)    (291)
---------------------------------------------------------
Net earned premiums and fees    $4,087   $3,801   $3,844
========================================================

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct                        $1,228   $1,189   $1,068
  Assumed                          165      127      126
  Ceded                           (166)    (119)     (78)
---------------------------------------------------------
Net earned premiums and fees    $1,227   $1,197   $1,116
========================================================

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1996, 1995 and 1994 were net of reinsurance recoveries of $359 million, $442 million and $415 million, respectively.

NOTE 9 - LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $68 million, $60 million and $62 million in 1996, 1995 and 1994, respectively.

  As of December 31, 1996, future net minimum rental payments under non-cancelable operating leases were $128 million, payable as follows: 1997 - $42 million; 1998 - $31 million; 1999 - $27 million; 2000 - $13 million; 2001 - $6 million; and $9 million thereafter.

NOTE 10 - SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.

  Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

------------------------------------------------------------------------
(In millions)                                 1996      1995      1994
------------------------------------------------------------------------

REVENUES
Employee Life and Health Benefits           $ 4,510   $ 4,243   $ 4,194
Employee Retirement and Savings Benefits      1,899     1,914     1,887
Individual Financial Services                 1,950     1,800     1,546
Other Operations                                200       181       173
------------------------------------------------------------------------
Total                                       $ 8,559   $ 8,138   $ 7,800
------------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits           $   287   $   294   $   323
Employee Retirement and Savings Benefits        293       232       258
Individual Financial Services                   298       252       237
Other Operations                                 (8)      (17)      (44)
------------------------------------------------------------------------
Total                                       $   870   $   761   $   774
------------------------------------------------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits           $ 7,065   $ 7,629   $ 7,197
Employee Retirement and Savings Benefits     40,122    37,609    33,588
Individual Financial Services                17,930    16,189    12,612
Other Operations                              2,398     2,569     2,111
------------------------------------------------------------------------
Total                                       $67,515   $63,996   $55,508
------------------------------------------------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with $6 million paid in 1996. As of December 31, 1996, $7 million of severance was paid to 625 terminated employees. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding has not and will not have a material adverse effect on its liquidity.

NOTE 11 - CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 19 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1996 and 1995 was $234 million and $266 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1996 and 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1996 and 1995, the amount of minimum benefit guarantees for separate account contracts was $4.9 billion and $5.1 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1996 and 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: change certain federal corporate tax laws; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.

  In August 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1996, 31% of revenues and 29% of operating income for the Individual Financial Services segment were from leveraged COLI products that are affected by this legislation. The effect of the legislation on this segment's income is not expected to be material through 1998. Beginning in 1999, the effect of the legislation is uncertain; however, it could have a material adverse effect on the segment's income. The Company does not expect this legislation to have a material effect on its consolidated results of operations, liquidity or financial condition.

  The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  The National Association of Insurance Commissioners is currently developing standardized statutory accounting principles, which are scheduled to take effect in 1999. The effect on the Company's statutory net income, surplus and liquidity cannot be reasonably estimated at this time.

  In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $53.9 million, $37.0 million and $27.9 million for 1996, 1995 and 1994, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12 - RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1996 and 1995.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1996 and 1995 were $917 million and $973 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1996 and 1995. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1996, 1995 and 1994. As of December 31, 1996 and 1995, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totalling $600 million at December 31, 1996 and 1995. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1996 or 1995.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1996 and 1995, the Company had a balance in the Account of $80 million and $212 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

                        REGISTRATION STATEMENT
                                ON
                              FORM N-4

                      Part C:  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------
The following financial statements and exhibits are included as part of this registration statement:

  (a) Financial Statements:
      --------------------
      Part A: None
      ------

      Part B:
      ------

      (i)  Registrant:
           Report of Independent Accountants.
           Statement of Assets and Liabilities, as of
            December 31, 1996.
           Statements of Changes in Net
           Assets, Years ended December 31, 1996 and
            December 31, 1995.
           Statements of Operations, Years
            ended December 31, 1996 and December 31, 1995.
           Notes to Financial Statements.

      (ii) Depositor:
          Report of Independent Accountants.
          Consolidated Statements of Income and Retained Earnings
           for the three Years ended December 31, 1996.
          Consolidated Balance Sheets as of December 31, 1996
           and December 31, 1995.
          Consolidated Statements of Cash Flows
           for the three Years ended December 31, 1996.
          Notes to Consolidated Financial Statements.

  (b) Exhibits:
       --------
      (6) Charter and Bylaws of Connecticut General Life Insurance Company, filed herewith.
      (10) Consent of Independent Accountants is filed herewith.

Item 25.  Directors and Officers of the Depositor
-------   ---------------------------------------

The list called for by this Item 25 is filed herewith, as attachment (I).

Item 26.  Persons Controlled by or Under Common
-------   -------------------------------------
          Control  with the Depositor or Registrant
          -----------------------------------------

CIGNA Corporation is publicly held and, as of the date of this prospectus, has no information that any person or concern beneficially owns more than five percent of the outstanding Common Stock, except as reported on one Schedule
13G received in February 1997. CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1996 it held 67,405 shares, or 8.1%, of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends on these shares and any proceeds from the sale of these shares. Sanford Bernstein also reported sole voting power as to 3,078,935 and sole dispositive power as to 67,405, of these shares.




The list called for by this Item 26 is filed herewith, as attachment (II).

Item 27.  Number of Contractholders
-------   -------------------------

As of December 31, 1996, the number of contractholders of CG Variable Annuity Account II, Group Variable Annuities for Retirement Plans was 8.

Item 28.  Indemnification
-------   ---------------

   (a) The Depositor:  The information called for by this item 28 is filed
       -------------
      herewith, as attachment (III).

   (b) The Principal Underwriter:  The information called for by this item 28
       -------------------------
      is filed herewith, as attachment (IV).

Item 29.  Principal Underwriter:
-------   ---------------------

   (a) The principal underwriter for the Contract issued by the Registrant is CIGNA Financial Advisors, Inc. (F/K/A/ CIGNA Securities, Inc.) Other investment companies for which CIGNA Financial Advisors, Inc. act as principal underwriters are as follows:

            - CG Variable Annuity Account I-Group Tax Deferred Variable
              Annuities
            - CG Variable Annuity Account I-Group Variable Annuities for
              Qualified Retirement Plans
            - CG Variable Annuity Separate Account
            - CG Variable Annuity Separate Account II
            - CG Variable Life Insurance Separate Account I
            - CG Variable Life Insurance Separate Account II
            - CG Variable Life Insurance Separate Account A
            - CG Corporate Insurance Variable Life Insurance Account 02
            - CIGNA Variable Annuity Separate Account I
            - CIGNA Funds Group
            - CIGNA Institutional Funds Group

(b) The officers and directors of CIGNA Financial Advisors, Inc.:


      Name and                Positions and Offices
      Business Address*       with Underwriter
      ----------------        ---------------------
      Edward M. Berube        Director & President
      Karen E. Goldman        Director & Assistant Vice President
      Joy P. McConnell        Vice President
      Karen R. Matheson       Vice President & Director
      James F. Meehan         Vice President
      Michael D. Arnold       Vice President
      Robert B. Pinkham       Assistant Vice President
      Allan P. Wick           Vice President & Treasurer
      David C. Kopp           Secretary
      Robert A. Picarello     Chief Counsel & Assistant Secretary
      David A. Carlson        Assistant Secretary
      Pamela S. Williams      Assistant Secretary
      Therese M. Squillacote  Assistant Vice President
      Peter R. Scanlon        Vice President
      Dawn M. Cormier         Assistant Secretary
      Michael M. Sinisgalli   Assistant Treasurer
      Brian W. Villalobos     Assistant Treasurer
      David M. Porcello       Assistant Secretary
      H. Edward Cohen         Assistant Vice President

      *Address for all is Connecticut General Life Insurance Company, 900
       Cottage Grove Road, Bloomfield, Connecticut   06002


Item 30.  Location of Accounts and Records
-------   --------------------------------

Books and other documents required to be maintained by Section 31(a) of the Investment Acompany Act of 1940, and Rules 31a-1 to 31a-3 thereunder are maintained by CG Life at its Annuity Service Center, and records relating to Shareholders are maintained by State Street Bank and Trust, P. O. Box 2351, Boston, Massachusetts 02107.

Item 31.  Management Services
-------   -------------------
Not Applicable.

Item 32.  Undertakings
-------   ------------
Not Applicable.

DIRECTORS AND OFFICERS OF CONNECTICUT GENERAL

                                                        Attachment (I)

The following list of directors and officers of Connecticut General Life Insurance Company ("Connecticut General") includes a brief statement of the principal business experience during the last five years of each director. Correspondence with any director or officer may be addressed to Hartford, CT 06152 and will be delivered to the office of Connecticut General at 900 Cottage Grove Road, Bloomfield, CT 06002.

Thomas C. Jones, President (Principal Executive Officer)
    President, CIGNA Individual Insurance, CIGNA Companies. Previously, President, CIGNA Reinsurance - Property & Casualty, CIGNA Companies; Executive Vice President and Director, NAC RE CORPORATION.

Harold W. Albert, Director
    Chief Counsel, CIGNA Investment Management, CIGNA Companies; Director, CIGNA Life Insurance Company. Previously, Assistant General Counsel, Investment Law Department/Department Head, CIGNA Companies.

Carol M. Olsen, Director and Senior Vice President
    Senior Vice President and Director, CIGNA Life Insurance Company; Senior Vice President, CIGNA Health Corporation; Senior Vice President, CIGNA HealthCare, CIGNA Companies. Previously, Senior Vice President, CIGNA International, CIGNA Companies.

John E. Pacy, Director and Senior Vice President
    Senior Vice President, CIGNA HealthCare, CIGNA Companies; Senior Vice President, CIGNA Health Corporation. Previously, Senior Manager-IT Infrastructure, Digital Equipment Corporation; Technology Management Officer, Digital Equipment Corporation.

Robert W. Burgess, Director
    Senior Vice President and Chief Financial Officer, CIGNA Investment Management, CIGNA Companies; Director, CIGNA Life Insurance Company.

John G. Day, Director and Chief Counsel
    Senior Vice President and Chief Counsel, Insurance Law and Investment Law, CIGNA Companies; Chief Counsel, Connecticut General Corporation; Director and Chief Counsel, CIGNA Life Insurance Company. Previously, Director, Connecticut General Corporation; Director and Chief Counsel, CIGNA Investment Group, Inc.

Joseph M. Fitzgerald,  Director and Senior Vice President
    Senior Vice President of Underwriting, CIGNA HealthCare, CIGNA Companies. Previously, Senior Vice President and Chief Financial Officer, Employee Benefits Division, CIGNA Companies; Vice President and Chief Financial Officer, Group Pension Division, CIGNA Companies.

H. Edward Hanway, Director and Chairman of the Board
    President, CIGNA HealthCare, CIGNA Companies; Director and Chairman of the Board, CIGNA Life Insurance Company. Previously, President, CIGNA International Division, CIGNA Companies; Senior Vice President, Insurance Company of North America; Vice President of Planning and Business Control, CIGNA Companies.

Arthur C. Reeds, III, Director and Senior Vice President
    President, CIGNA Investment Management, CIGNA Companies; President and Director, CIGNA Investment Group, Inc. and CIGNA Investments, Inc.; Director, CIGNA International Investment Advisors, LTD.; Director, CIGNA Life Insurance Company. Previously, Managing Director, Division Head and Senior Vice President, CIGNA Investments, Inc.

Patricia L. Rowland, Director and Senior Vice President
    Senior Vice President, CIGNA HealthCare, CIGNA Companies; Senior Vice President and Director, CIGNA Health Corporation. Previously, President, International Rehabilitation Associates, Inc.; Senior Vice President, Connecticut General.

W. Allen Schaffer, M.D., Director and Senior Vice President
    Senior Vice President, CIGNA HealthCare, CIGNA Companies; President, CIGNA Health Corporation. Previously, Vice President, Professional Affairs, Aetna Health Plans, Aetna Life and Casualty; Assistant Vice President, Quality Management and Training, Aetna Health Plans, Aetna Life and Casualty; Vice President, Quality Management, Humana, Inc.; Director, Quality Management, Humana, Inc.

John Wilkinson, Director, Senior Vice President and Chief Financial Officer
    Director, Senior Vice President and Chief Financial Officier, CIGNA Health Corporation; Senior Vice President, CIGNA HealthCare, CIGNA Companies; Senior Vice President, Connecticut General Corporation; President and Director, CIGNA Life Insurance Company. Previously, President, Connecticut General; Chief Financial Officier, CIGNA Individual Insurance, CIGNA Companies, Connecticut General Corporation.

Bradley K. Miller, Assistant Vice President and Actuary
    Assistant Vice President and Actuary, Corporate Finance, CIGNA Companies. Previously, Assistant Vice President and Actuary, Pricing, CIGNA Retirement & Investment Services, CIGNA Companies; Actuary, People Planning and Development, CIGNA Companies; Associate Actuary, Actuarial Research, CIGNA HealthCare, CIGNA Companies.

Robert Moose, Vice President (Principal Accounting Officer)
    Assistant Vice President, Life Accounting, CIGNA Companies. Previously, Assistant Vice President, Financial Reporting, CIGNA Companies.

David C. Kopp - Corporate Secretary

Stephen C. Stachelek - Treasurer

Andrew G. Helming - Secretary

                                                       Attachment (II)
                      Corporate Profile System
                       Company Status Report
                          As of 12/31/96


Company Name
------------
LAW OFFICES OF PETER J. GORELICK, P.C.
ADKINS, CROWE & KLAUSCHIE, P.C.
AFIA FINANCE CORPORATION
AIC HOLDINGS, INC.
AIRPARK ASSOCIATES
ALIC, INCORPORATED
ALL-NET PREFERRED PROVIDERS, INC.
ALLIED INSURANCE COMPANY
AMERICAN ADJUSTMENT COMPANY, INC.
AMERICAN CULTURAL ALLIANCE
AMERICAN LENDERS FACILITIES, INC.
ANF PARTNERS #1
ARABIA CIGNA INSURANCE COMPANY LIMITED E.C.
ASSUREX DEVELOPMENT CORPORATION
ATLANTIC EMPLOYERS INSURANCE COMPANY
BANKERS STANDARD FIRE AND MARINE COMPANY
BANKERS STANDARD INSURANCE COMPANY
BASCOM LAW OFFICES, S.C.
BENJAMIN CENTER ASSOCIATES
BENJAMIN COOKE ASSOCIATES
BERNADETTE A. DUNCAN, ATTORNEY-AT-LAW,A PROFESSIONAL CORP.
BOSTON COMPANIA ARGENTINA DE SEGUROS S.A.
BRAUN'S FASHION CORPORATION
BROWN, BARTUNEK, WORTHING, WILLIAMSON & SCHOENFELD CO.,L.P.A.
C&D GROVES
CAL PORTFOLIO VI, L.L.C.
CAPITOL OUTDOOR ACQUISITION CO., INC.
CAPITOL OUTDOOR ADVERTISING, INC.
CAPITOL OUTDOOR LEASING CO., INC.
CB PARTNERS
CENTER HARBOR L L C
CG INDIVIDUAL TAX BENEFITS PAYMENTS, INC.
CG LIFE PENSION BENEFITS PAYMENTS, INC.
CG LINA PENSION BENEFITS PAYMENTS, INC.
CG TRUST COMPANY
CG 6, LLC
CGLIC-BOC LIMITED PARTNERSHIP
CHANTILLY PARTNERS
CHAPPARAL PARTNERS
CIGNA ACCIDENT AND FIRE INSURANCE COMPANY, LTD.
CIGNA ADVISORY PARTNERS, INC.
CIGNA ARGENTINA COMPANIA DE SEGUROS S.A.
CIGNA ASSOCIATES OF MASSACHUSETTS, INC.
CIGNA ASSOCIATES OF OHIO AGENCY, INC.
CIGNA ASSOCIATES OF TEXAS, INC.
CIGNA ASSOCIATES, INC.
CIGNA BENEFITS PROCESSING IRELAND LTD.
CIGNA BRASIL EMPREEDIMENTOS LTDA

                            As of 12/31/96


Company Name
------------
CIGNA CBO 1996-1 (DELAWARE) CORP.
CIGNA CBO 1996-1 LTD., A BERMUDA CORPORATION
CIGNA CHINA INVESTMENT FUND LDC
CIGNA COMMUNITY CHOICE, INC.
CIGNA COMPANIA DE SEGUROS (CHILE) S.A.
CIGNA COMPANIA DE SEGUROS DE PANAMA S.A.
CIGNA COMPANIA DE SEGUROS DE VIDA (CHILE) S.A.
CIGNA CONFERENCE FACILITIES, INC.
CIGNA CORPORATION
CIGNA DENTAL HEALTH OF CALIFORNIA, INC.
CIGNA DENTAL HEALTH OF COLORADO, INC.
CIGNA DENTAL HEALTH OF DELAWARE, INC.
CIGNA DENTAL HEALTH OF FLORIDA, INC.
CIGNA DENTAL HEALTH OF ILLINOIS, INC.
CIGNA DENTAL HEALTH OF KANSAS, INC.
CIGNA DENTAL HEALTH OF KENTUCKY, INC.
CIGNA DENTAL HEALTH OF MARYLAND, INC.
CIGNA DENTAL HEALTH OF NEW JERSEY, INC.
CIGNA DENTAL HEALTH OF NEW MEXICO, INC.
CIGNA DENTAL HEALTH OF NORTH CAROLINA, INC.
CIGNA DENTAL HEALTH OF OHIO, INC.
CIGNA DENTAL HEALTH OF PENNSYLVANIA, INC.
CIGNA DENTAL HEALTH OF TEXAS, INC.
CIGNA DENTAL HEALTH PLAN OF ARIZONA, INC.
CIGNA DENTAL HEALTH, INC.
CIGNA DIRECT MARKETING COMPANY, INC.
CIGNA EMPLOYERS INSURANCE COMPANY
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (PA)
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (CA)
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (GA)
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (IL)
CIGNA FINANCIAL ADVISORS, INC.
CIGNA FINANCIAL FUTURES, INC.
CIGNA FINANCIAL PARTNERS, INC.
CIGNA FINANCIAL SERVICES, INC.
CIGNA FIRE UNDERWRITERS INSURANCE COMPANY
CIGNA FLOOD SERVICES, INC.
CIGNA FOUNDATION
CIGNA FUND MANAGERS LIMITED
CIGNA FUNDING LIMITED PARTNERSHIP
CIGNA FUNDS GROUP
CIGNA G. B. HOLDINGS, LTD
CIGNA HEALTH CORPORATION
CIGNA HEALTHCARE BENEFITS, INC.
CIGNA HEALTHCARE MID-ATLANTIC, INC.
CIGNA HEALTHCARE OF ARIZONA, INC.
CIGNA HEALTHCARE OF CALIFORNIA, INC.
CIGNA HEALTHCARE OF COLORADO, INC.
CIGNA HEALTHCARE OF CONNECTICUT, INC.
CIGNA HEALTHCARE OF DELAWARE, INC.
CIGNA HEALTHCARE OF FLORIDA, INC.
CIGNA HEALTHCARE OF GEORGIA, INC.

                            As of 12/31/96


Company Name
------------
CIGNA HEALTHCARE OF ILLINOIS, INC.
CIGNA HEALTHCARE OF LOUISIANA, INC.
CIGNA HEALTHCARE OF MASSACHUSETTS, INC.
CIGNA HEALTHCARE OF NEW JERSEY, INC.
CIGNA HEALTHCARE OF NEW YORK, INC.
CIGNA HEALTHCARE OF NORTH CAROLINA, INC.
CIGNA HEALTHCARE OF NORTH LOUISIANA, INC.
CIGNA HEALTHCARE OF NORTHERN NEW JERSEY, INC.
CIGNA HEALTHCARE OF OHIO, INC.
CIGNA HEALTHCARE OF OKLAHOMA, INC.
CIGNA HEALTHCARE OF PENNSYLVANIA, INC.
CIGNA HEALTHCARE OF ST. LOUIS, INC.
CIGNA HEALTHCARE OF TENNESSEE, INC.
CIGNA HEALTHCARE OF TEXAS, INC.
CIGNA HEALTHCARE OF UTAH, INC.
CIGNA HEALTHCARE OF VIRGINIA, INC.
CIGNA HIGH INCOME SHARES
CIGNA HOLDINGS, INC.
CIGNA HOTEL ASSOCIATES-I LIMITED PARTNERSHIP
CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
CIGNA INDEMNITY INSURANCE COMPANY
CIGNA INFORMATION SERVICES, INC.
CIGNA INSTITUTIONAL FUNDS GROUP
CIGNA INSURANCE ASIA PACIFIC LIMITED
CIGNA INSURANCE COMPANY
CIGNA INSURANCE COMPANY LIMITED
CIGNA INSURANCE COMPANY OF CANADA
CIGNA INSURANCE COMPANY OF EUROPE S.A.-N.V.
CIGNA INSURANCE COMPANY OF ILLINOIS
CIGNA INSURANCE COMPANY OF OHIO
CIGNA INSURANCE COMPANY OF PUERTO RICO
CIGNA INSURANCE COMPANY OF TEXAS
CIGNA INSURANCE COMPANY OF THE MIDWEST
CIGNA INSURANCE NEW ZEALAND LIMITED
CIGNA INTERNATIONAL ASSET FUND LTD.
CIGNA INTERNATIONAL CORPORATION
CIGNA INTERNATIONAL FINANCE INC.
CIGNA INTERNATIONAL HOLDINGS, LTD.
CIGNA INTERNATIONAL INSURANCE MANAGERS, LTD.
CIGNA INTERNATIONAL INVESTMENT ADVISORS AUSTRALIA LIMITED
CIGNA INTERNATIONAL INVESTMENT ADVISORS K.K.
CIGNA INTERNATIONAL INVESTMENT ADVISORS, LTD.
CIGNA INTERNATIONAL STRATEGIC FUNDS, L.P.
CIGNA INVESTMENT ADVISORY COMPANY, INC.
CIGNA INVESTMENT GROUP, INC.

                            As of 12/31/96


Company Name
------------
CIGNA INVESTMENTS AND PLACEMENTS COMPANY
CIGNA INVESTMENTS, INC.
CIGNA ITALY - SOCIETA A RESPONSABILITA LIMITATA
CIGNA LEVERAGED CAPITAL FUND, INC.
CIGNA LIFE INSURANCE COMPANY
CIGNA LIFE INSURANCE COMPANY OF CANADA
CIGNA LIFE INSURANCE COMPANY OF EUROPE S.A.-N.V.
CIGNA LIFE INSURANCE NEW ZEALAND LIMITED
CIGNA LLOYDS INSURANCE COMPANY
CIGNA MANAGED CARE BENEFITS COMPANY
CIGNA MEZZANINE CAPITAL, INC.
CIGNA MEZZANINE HOLDINGS II, INC.
CIGNA MEZZANINE HOLDINGS, INC.
CIGNA MEZZANINE PARTNERS II, L.P.
CIGNA MEZZANINE PARTNERS III, INC.
CIGNA MEZZANINE PARTNERS III, L.P.
CIGNA MORTGAGE SECURITIES, INC.
CIGNA OVERSEAS HOLDINGS, INC.
CIGNA OVERSEAS INSURANCE COMPANY LTD.
CIGNA PRIVATE EQUITIES, INC.
CIGNA PROPERTIES, INC.
CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY
CIGNA RE CORPORATION
CIGNA REAL ESTATE FUND S LIMITED PARTNERSHIP
CIGNA REAL ESTATE FUND T LTD PTNRSHP
CIGNA REAL ESTATE, INC.
CIGNA REALTY RESOURCES, INC.-FIFTEENTH
CIGNA REALTY RESOURCES, INC.-FIFTH
CIGNA REALTY RESOURCES, INC.-NINTH
CIGNA REALTY RESOURCES, INC.-TWELFTH
CIGNA SALUD ISAPRE S.A.
CIGNA SEGURADORA S.A.
CIGNA SEGUROS DE COLOMBIA S.A.
CIGNA SERVICES U.K. LIMITED
CIGNA STAFF PENSION INVESTMENTS LIMITED
CIGNA SUPERANNUATION PTY. LIMITED
CIGNA THAI COMPANY LIMITED
CIGNA VARIABLE PRODUCTS GROUP
CIGNA WORLDWIDE INSURANCE COMPANY

                            As of 12/31/96


Company Name
------------
CIGNA/WILLOWBROOK II ASSOCIATES LIMITED PARTNERSHIP
COLINA INSURANCE COMPANY LIMITED
COLUMBUS SQUARE SHOPPING CENTER COMPANY
COMBINED STATES HOLDING CORPORATION
COMPANIA ANONIMA DE SEGUROS "AVILA"
CONGEN PROPERTIES, INC.
CONNECTICUT GENERAL BENEFIT PAYMENTS, INC.
CONNECTICUT GENERAL CORPORATION
CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
CONNECTICUT GENERAL REALTY INVESTORS-III LIMITED PARTNERSHIP
CONNECTICUT GENERAL REALTY RESOURCES, INC.-FOURTH
CONNECTICUT GENERAL REALTY RESOURCES, INC.-THIRD
COTTAGE GROVE VESSELS, INC.
COUNTY SEAT HOLDINGS, INC.
COVER-ALL TECHNOLOGIES, INC.
CROW-O.C. FUND T
CRUSADER COMPANY (GHANA) LIMITED
CRUSADER INSURANCE COMPANY (GHANA) LIMITED
DELPANAMA S.A.
DISABILITY CLAIM SERVICES, INC.
DON CE SAR RESORT HOTEL, LTD.
DUTTON PARTNERS
EMPRESA GUATEMALTECA CIGNA DE SEGUROS, SOCIEDAD ANONIMA
ERNEST LINSDELL LIMITED
ESIS INTERNATIONAL ASESORIAS LIMITADA
ESIS INTERNATIONAL, INC.
ESIS, INC.
FALKLAND PARTNERS
FIRE, EQUITY AND GENERAL INSURANCE COMPANY LIMITED
FOREST PLACE ASSOCIATES
GLENDALE ASSOCIATES
GLENDALE LIMITED PARTNERSHIP ASSOCIATES - II
GLENDALE OHRBACH'S ASSOCIATES
GLOBAL PORTFOLIO STRATEGIES, INC.
GLOBAL SURETY NETWORK, INC.
GOODWIN HOTEL, INC.
GOODWIN SQUARE LLC
GPM GAS GATHERING L.L.C.
GRACE BROADCASTING LIMITED PARTNERSHIP
GRANCOL, ASESORAMIENTO Y SERVICIOS LTDA.
GREYLANDS BUSINESS PARK, PHASE 2
HAMPTON LAKES ASSOCIATES

                            As of 12/31/96


Company Name
------------
HAZARD CENTER ASSOCIATES
HCW OIL INCOME FUND (DEVONIAN)
HERZOG LAW FIRM, P.A.
HORIZON PLACE ASSOCIATES
ICO, INC.
ILLINOIS UNION INSURANCE COMPANY
INA CORPORATION
INA FINANCIAL CORPORATION
INA HOLDINGS, CORPORATION
INA INVESTMENT SECURITIES, INC.
INA LIFE INSURANCE CO., LTD.
INA LIFE INSURANCE COMPANY OF NEW YORK
INA OVERSEAS PROPERTIES, LTD.
INA SURPLUS INSURANCE COMPANY
INA TAX BENEFITS REPORTING, INC.
INAC CORP.
INAC CORP. OF CALIFORNIA
INACAN HOLDINGS LTD.
INMAR INSURANCE UNDERWRITING AGENCY, INC.
INAPRO, INC.
INDEMNITY INSURANCE COMPANY OF NORTH AMERICA
INDI SERVICIOS C. LTDA.
INSTITUTIONAL REGIONAL MALL INVESTORS
INSURANCE COMPANY OF NORTH AMERICA
INSURANCE COMPANY OF NORTH AMERICA (U.K.) LIMITED
INTERNATIONAL REHABILITATION ASSOCIATES, INC.
INTERSTONE/CGL PARTNERS, L.P.
INTRACORP PEER REVIEW ORGANIZATION, INC.
INTRACORP, INC.
INVERSIONES CONTINENTAL, S.A. DE C.V.
INVERSIONES INA LIMITADA
JACOMO PRIMARY CARE, P.C.
JOHN D. WENDLER LAW OFFICES, P.C.
K. RUTH LARSON, ATTORNEY-AT-LAW, A PROFESSIONAL CORP
KOLL CENTER IRVINE NO. 2 PARTNERSHIP
KOLL-TUSTIN BUSINESS CENTER
LA POSITIVA, COMPANIA NACIONAL DE SEGUROS SOCIEDAD ANONIMA
LATINA HOLDINGS, LTD.
LAW OFFICES OF ANN K. KANDEL, P.C.
LAW OFFICES OF FRANKLIN L. NOLTA, A PROFESSIONAL CORP
LAW OFFICES OF HOWARD S. ROBIN, P.C.
LAW OFFICES OF J.A. SETCHEL. P.A.
LAW OFFICES OF JOSEPH M. KENNEDY, P.C.
LAW OFFICES OF LAUREL F MCMENAMIN, A PROFESSIONAL CORP
LAW OFFICES OF MICHAEL R. VACCARO, P.C.
LAW OFFICES OF NARCISCO M. MODESTO. P.C.
LEE GRAHAM KAROSEN, ATTORNEY-AT-LAW, A PROFESSIONAL CORP
LIFE INSURANCE COMPANY OF NORTH AMERICA
LINA BENEFIT PAYMENTS, INC.
LOVELACE HEALTH SYSTEMS, INC.
LP ASSOCIATES
LPA ASSOCIATES
LPB ASSOCIATES
LPC ASSOCIATES

                            As of 12/31/96


Company Name
------------
LPD ASSOCIATES
LPY ASSOCIATES
LPZ ASSOCIATES
LULICH, MURPHY, DOWLING & ASSOCIATES, P.C.
MAINE ASSOCIATES
MALROSIAN, INC.
MANN & SHAPPELL, P.C.
MARITIME GENERAL INSURANCE COMPANY LIMITED
MARKETDYNE INTERNATIONAL, INC.
MCC BEHAVIORAL CARE OF CALIFORNIA, INC.
MCC BEHAVIORAL CARE, INC.
MCC INDEPENDENT PRACTICE ASSOCIATION OF GREATER NEW YORK, INC
MCCANDLESS SAN TOMAS NO. 1
MCCANDLESS SAN TOMAS NO. 2
METROPOLIS GENERAL PARTNERSHIP
MNH MALL, LLC
NEW ORLEANS RIVERWALK ASSOCIATES
NOESKE, ABBO AND ASSOCIATES, P. C.
NORTH CENTRAL TEXAS INDEPENDENT PRACTICE ASSOCIATION, P.A.
NORTH LAUREL JOINT VENTURE
OAKS AT BAYMEADOW ASSOCIATES
OAKS AT REGENCY ASSOCIATES
OPENCONNECT SYSTEMS, INC.
ORCHARD GLEN VENTURE
P.T. ASURANSI CIGNA INDONESIA
P.T. ASURANSI NIAGA CIGNA LIFE
PACIFIC EMPLOYERS INSURANCE COMPANY
PALMER PLAZA, LIMITED
PARCWOOD-SACRAMENTO JOINT VENTURE
PARKVILLE PRIMARY CARE, P.C.
PCGP, INC.
PCIB CIGNA LIFE INSURANCE CORPORATION
PHILADELPHIA INVESTMENT CORPORATION OF DELAWARE
PROGRESSIVE PARTNERS (FORT STREET)
PROGRESSIVE PARTNERS (WING WO TAI BUILDING)
PSYCHOLOGICAL MANAGED CARE CONSULTANT, P.C.
PUEBLO MALL LIMITED PARTNERSHIP
QUEBEC STREET INVESTMENTS, INC.
R&B METRO CENTER ASSOCIATES
RAILROAD INSURANCE BROKERS, INC.
RAIN AND HAIL INSURANCE SERVICE INCORPORATED
RECOVERY SERVICES INTERNATIONAL, INC.
REFLECTIONS PARTNERS CORP.
REGIONAL MALL-CII, L.P.
REGIONAL MALL DEVELOPMENT PARTNERS LIMITED PARTNERSHIP
RETAIL/INSTITUTIONAL JOINT VENTURE
RIDGEDALE JOINT VENTURE
RIDGEDALE REIT PARTNERSHIP
RIDGEDALE REIT, INC.
RIYAD INSURANCE COMPANY, INC.
ROSADO GRANDE, INC.

                            As of 12/31/96


Company Name
------------
ROSS LOOS HOSPITAL, INC.
SADDLEBACK ASSOCIATES
SADDLEBACK II ASSOCIATES
SAFIRE PRIVATE LIMITED
SAN RAMON CORPORATION
SAN RAMON PARTNERS
SAN TOMAS NO. 1 LIMITED PARTNERSHIP
SAR AT SHAWNEE RIDGE, L.L.C.
SECON PROPERTIES
SEGUROS AZTECA, S.A.
SEGUROS CIGNA, S.A.
SEGUROS SAINT PAUL DE VENEZUELA, C.A.
SHOREBREEZE ASSOCIATES, LLC
SILVER BROOK REAL ESTATE DEVELOPMENT COMPANY
SOUTH BAY TECH CENTER ASSOCIATES
SOUTH BAY/VIADEL ORO
SOUTHLAND JOINT VENTURE
SOUTHLAND REIT PARTNERSHIP
SOUTHLAND REIT, INC.
SUMARE PROCESSAMENTO E SERVICOS S.A.
SWIFT CREEK JOINT VENTURE
TEL-DRUG, INC.
TEMPLE INSURANCE COMPANY LIMITED
TERRA NOVA (BERMADA) HOLDINGS LTD.
THE ARAB INTERNATIONAL INSURANCE COMPANY
THE BOLLINGER LAW FIRM, A PROFESSIONAL CORPORATION
THE CARLOS LAW FIRM, P.C.
THE CROSSINGS ASSOCIATES
THE DANIEL F. LACAVA LAW FIRM, P.C.
THE FIFTH AND RACE COMPANY LIMITED PARTNERSHIP
THE GIGLIO LAW FIRM, A PROFESSIONAL CORPORATION
THE HAYES LAW FIRM, P.A.
THE HONE LAW FIRM, P.C.
THE JOEL E. SMITH LAW FIRM, P.C.
THE LAW FIRM OF STEVEN L. SIDNEY, A PROFESSIONAL CORPORATION
THE MACLAUGHLIN LAW FIRM, P.C.
THE MORGAN STANLEY LEVERAGED EQUITY FUND L.P.
THE MORGAN STANLEY LEVERAGED MEZZANINE FUND L.P.
THE MORGAN STANLEY LEVERAGED SENIOR DEBT FUND L.P.
THE PETER G. STASSUN LAW FIRM, P.A.
THE ROBERT R. HARRIS LAW FIRM, P.C.
THE TULSA CORPORATION
TOWN COLONY ASSOCIATES
TOWN COLONY II ASSOCIATES
TRILOG, INC.
TYSON'S CORNER HOTEL ASSOCIATES
VICTORIA HALL COMPANY LIMITED
WARNER NEWHOPE ASSOCIATES
WATERFORD PARTNERSHIP

                            As of 12/31/96


Company Name
------------
WESTFORD OFFICE VENTURE
WOOD FOREST ASSOCIATES
WOOD HILLS ASSOCIATES
WORCESTER CENTER JOINT VENTURE
1667 K STREET PARTNERSHIP
1717 MAIN STREET CORPORATION
2525 EAST ARIZONA BILTMORE CIRCLE CORPORATION
6000 FAIRVIEW ASSOCIATES, L.L.C.
6010 FAIRVIEW ASSOCIATES, L.L.C.
6100 FAIRVIEW ASSOCIATES

                                   STATEMENT
                                   ---------

The undersigned, Vice President and Principal Accounting Officer of the depositor, Connecticut General Life Insurance Company, pursuant to Rule 27d-2(a)
(2) under the Investment Company Act of 1940, as amended, certifies as follows:

The fiscal year of the depositor, Connecticut General Life Insurance Company, extends from January 1 through December 31. During the most recent complete fiscal year (January 1, 1996 through December 31, 1996), and from January 1, 1997 to date, said insurance company has, continuously and at all times, met the requirements of paragraph (a)(1) of Rule 27d-2 under the Investment Company Act of 1940, as amended.



                                           /s/ Robert Moose
                                               ------------
                                               Robert Moose
                                               Vice President (Principal)

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) or 486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Bloomfield and State of Connecticut on the 20th day of January, 1997.


                           By: Connecticut General Life Insurance Company (Depositor)


                           By: /s/ Thomas C. Jones
                              -------------------------------------------
                                 Thomas C. Jones


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Date              Signature                     Title
----              ---------                     -----

1/20/97       /s/ Thomas C. Jones         President (Principal
-------       ------------------          Executive Officer)
              Thomas C. Jones


1/14/97       /s/  Bradley K. Miller      Assistant Vice President
-------       -------------------------   and Actuary (Principal
                Bradley K. Miller         Financial Officer)



1/15/97       /s/  Robert Moose           Vice President
-------       -------------------------   (Principal Accounting Officer)
                Robert Moose


1/20/97       /s/  Andrew G. Helming      Secretary
-------       ------------------------
                Andrew G. Helming


1/22/97       /s/  Harold W. Albert       Director
-------       -------------------------
                Harold W. Albert


1/20/97       /s/  H. Edward Hanway       Director
-------       -------------------------
                H. Edward Hanway


1/15/97       /s/ Carol M. Olsen          Director
-------       -------------------------
                Carol M. Olsen

Date                     Signature           Title
----                     ---------           -----

1/21/97       /s/ Robert W. Burgess
-------       -----------------------       Director
                Robert W. Burgess

1/14/97       /s/ John G. Day               Director
-------       -----------------------
              John G. Day

1/20/97       /s/ John E. Pacy              Director
-------       -----------------------
                John E. Pacy

1/17/97       /s/ Joseph M. Fitzgerald      Director
-------       -----------------------
                Joseph M. Fitzgerald

1/16/97       /s/ Arthur C. Reeds, III      Director
-------       -----------------------
                Arthur C. Reeds, III

1/22/97       /s/ Patricia L. Rowland       Director
-------       -----------------------
                Patricia L. Rowland


1/20/97       /s/ W. Allen Schaffer, M.D.   Director
------        ---------------------------
                W. Allen Schaffer, M.D.

1/20/97       /s/ John Wilkinson            Director
-------       ---------------------------
                John Wilkinson

                            Exhibit Index

(b)  Exhibits

      (6) Charter and Bylaws of Connecticut General Life Insurance Company, filed herewith.

      (10) Consent of Independent Accountants, filed herewith.